                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 28, 2006

                          DELAWARE TAX-FREE MONEY FUND

                               2005 Market Street
                             Philadelphia, PA 19103

                    Prospectus and Performance: 800 523-1918

        Information on Existing Account: 800 523-1918 (Shareholders only)

               Dealer Services: 800 362-7500 (Broker/dealers only)

     This  Statement of Additional  Information  ("Part B") describes  shares of
Delaware  Tax-Free Money Fund (the "Fund"),  which is a series of Delaware Group
Tax-Free Money Fund (the "Trust"). The Fund offers Class A Shares and Consultant
Class Shares  (individually,  a "Class" and  collectively,  the "Classes").  All references to shares  "shares" in this Part B refer all classes of shares of the
Fund except where noted. The Fund's  investment  manager is Delaware  Management
Company, a series of Delaware Management Business Trust (the "Manager").

     This Part B supplements the information contained in the current Prospectus for the Fund,  each dated August 28,  2006,  as they may be amended from time to time. This Part B should be read in conjunction with the Prospectus. This Part B is not itself a prospectus  but is, in its entirety,  incorporated  by reference into the  Prospectus.  A  prospectus  may be obtained by writing or calling your investment  dealer or by contacting the Fund's  national  distributor,  Delaware
Distributors,  L.P. (the "Distributor"),  at the above address or by calling the above  phone  numbers.  The  Fund's  financial  statements,  the notes  relating thereto,  the  financial  highlights  and the report of the Trust's  independent registered  public accounting firm are incorporated by reference from the Annual
Report into this Part B. The Annual  Report will  accompany any request for this
Part B. The Annual  Report  can be  obtained,  without  charge,  by calling  800
523-1918.

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                                               TABLE OF CONTENTS
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                                                    Page                                                    Page
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Organization and Classification                      1    Purchasing Shares                                 18
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Investment Objectives, Restrictions and Policies     1    Investment Plans                                  20
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  Investment Strategies and Risks                    2    Determining Offering Price and Net Asset Value    24
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Disclosure of Portfolio Holdings Information         5    Redemption and Exchange                           25
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Management of the Trust                              7    Distributions and Taxes                           30
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Investment Manager and Other Service Providers      13    Performance Information                           36
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Trading Practices and Brokerage                     16    Financial Statements                              36
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Capital Structure                                   17    Principal Holders                                 36
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                                                          Appendix - Description of Ratings                A-1
-------------------------------------------------- ------ ----------------------------------------------- -------

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                         ORGANIZATION AND CLASSIFICATION
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Organization
     The  Trust  was  organized  as a  Maryland  corporation  in April  1980 and reorganized as a Delaware statutory trust on August 27, 1999. In connection with the  re-domestication  of the Trust  from a Maryland  corporation  to a Delaware statutory  trust, the name of the Trust was changed from Delaware Group Tax-Free
Money Fund,  Inc. to Delaware  Group Tax-Free Money Fund effective on August 27,
1999.

Classification
     The  Trust  is  an  open-end  management  investment  company.  The  Fund's portfolio of assets is diversified  as defined by the Investment  Company Act of
1940, as amended (the "1940 Act").

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                INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES
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Fundamental Investment Restrictions
     The Fund has adopted the following  restrictions  for the Fund which cannot be  changed  without  approval  by the  holders  of a  "majority"  of the Fund's outstanding shares,  which is a vote by the holders of the lesser of: (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the  outstanding  voting  securities  are present or represented  by  proxy;  or  (ii)  more  than  50%  of  the  outstanding  voting securities.  The  percentage  limitations  contained  in  the  restrictions  and policies set forth herein apply at the time of purchase of securities.

     The Fund shall not:

     1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or other thereunder, or U.S. Securities and
Exchange Commission ("SEC") staff interpretation  thereof) of its investments in the securities of issuers primarily engaged in the same industry,  provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed  by the U.S.  government,  its agencies or  instrumentalities,  or in tax-exempt securities or certificates of deposit.

     2. Borrow  money or issue  senior  securities,  except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3.  Underwrite the  securities of other  issuers,  except that the Fund may engage in transactions  involving the acquisition,  disposition or resale of its portfolio  securities,  under  circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

     4. Purchase or sell real estate,  unless  acquired as a result of ownership of securities or other  instruments and provided that this  restriction does not prevent the Fund from  investing  in issuers  which  invest,  deal or  otherwise engage in  transactions  in real estate or  interests  therein,  or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical  commodities,  unless  acquired as a result of ownership of securities or other  instruments and provided that this restriction does not  prevent  the Fund from  engaging  in  transactions  involving  futures contracts  and options  thereon or investing in  securities  that are secured by physical commodities.

     6. Make loans,  provided  that this  restriction  does not prevent the Fund from purchasing debt obligations,  entering into repurchase agreements,  loaning its assets to broker/dealers or institutional  investors and investing in loans, including assignments and participation interests.

Non-Fundamental Investment Restrictions

     In  addition  to  the  fundamental  policies  and  investment  restrictions described above, and the various general  investment  policies  described in the
Prospectus,  the Fund will be subject to the following investment  restrictions, which are

considered  non-fundamental  and may be changed by the Board of Trustees without shareholder approval.

     The Fund may not:

     1. Invest more than 10% of its net assets in securities that it cannot sell or  dispose  of in  the  ordinary  course  of  business  within  seven  days  at approximately the value at which the Fund has valued the investment.

     2. Purchase  securities if, as a result of such purchase,  more than 25% of the value of its  assets  would be  invested  in the  securities  of  government subdivisions  located in any one state,  territory or  possession  of the United
States. However, the Fund may invest more than 25% of the value of its assets in short-term  tax-exempt project notes that are guaranteed by the U.S. government, regardless of the location of the issuing municipality.

                                      * * *

     In applying the Fund's fundamental policy concerning  concentration that is described  above,  it is a matter of  non-fundamental  policy that:  (i) utility companies will be divided  according to their  services,  for example,  gas, gas transmission,  electric  and  telephone  will  each  be  considered  a  separate industry;  (ii) financial service companies will be classified  according to the end users of their services,  for example,  automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

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                         INVESTMENT STRATEGIES AND RISKS
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     The  Prospectus   discusses  the  Fund's  investment   objectives  and  the
strategies followed to seek to achieve that objective.  The following discussion supplements the description of the Fund's  investment  strategies and risks that are included in the Prospectus.

Asset-Backed Securities
     The Fund may also invest in  securities  which are backed by assets such as receivables  on home  equity and credit card loans,  and  receivables  regarding automobile,  mobile home and recreational vehicle loans,  wholesale dealer floor plans  and  leases.  All such  securities  must be rated in the  highest  rating category by a reputable  credit rating  agency  (e.g.,  AAA by Standard & Poor's
("S&P") or Aaa by  Moody's  Investors  Service,  Inc.  ("Moody's")).  The credit quality of most asset-backed  securities depends primarily on the credit quality of the assets  underlying  such  securities,  how well the entities  issuing the securities  are insulated  from the credit risk of the  originator or affiliated entities,  and the amount of credit  support  provided to the  securities.  Such receivables  typically are securitized in either a pass-through or a pay-through structure.  Pass-through  securities  provide  investors  with an income  stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special  purpose  entity,  which are  collateralized  by the various  receivables  and in which the  payments on the  underlying  receivables provide the funds to pay the debt service on the debt  obligations  issued.  The
Fund may invest in these and other types of asset-backed  securities that may be developed in the future.  It is the Fund's current policy to limit  asset-backed investments  to those  represented  by  interests  in credit  card  receivables, wholesale dealer floor plans, home equity loans and automobile loans.

     The rate of principal payment on asset-backed  securities generally depends upon the rate of principal payments received on the underlying assets. Such rate of  payments  may be affected by economic  and  various  other  factors  such as changes in interest rates. Therefore,  the yield may be difficult to predict and actual  yield to  maturity  may be more or less  than the  anticipated  yield to maturity.  Such  asset-backed  securities  also  involve  certain  other  risks, including  the risk that  security  interests  cannot be  adequately  or in many cases, ever, established.  In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards,  thereby  reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may  not  have  either  a  proper  or  first  security  interest  in  all of the obligations backing such receivables due to the

large  number  of  vehicles   involved  in  a  typical  issuance  and  technical
requirements under state laws. Therefore,  recoveries on repossessed  collateral may not always be available to support payments on the securities.

     Asset-backed  securities are often backed by a pool of assets  representing the  obligations  of a number of  different  parties.  To lessen  the  effect of failures by obligors on underlying assets to make payments,  such securities may contain  elements  of  credit  support.  Such  credit  support  falls  into  two categories:  (i)  liquidity  protection,  and  (ii)  protection  against  losses resulting  from  ultimate  default  by an  obligor  on  the  underlying  assets.
Liquidity  protection  refers to the  provision  of  advances,  generally by the entity  administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely.  Protection  against losses resulting from ultimate  default  enhances the likelihood of payments of the  obligations on at least some of the assets in the pool.  Such  protection may be provided  through guarantees,  insurance  policies or letters of credit  obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or  through  a  combination  of  such  approaches.  The  Fund  will  not pay any additional  fees for such  credit  support,  although  the  existence  of credit support may increase the price of a security.

     Examples of credit support  arising out of the structure of the transaction include "senior-subordinated  securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated  class), the creation of "reserve funds"  (where  cash or  investments,  sometimes  funded  from a portion  of the payments on the underlying  assets,  are held in reserve  against future losses)
and "over-collateralization"  (where the scheduled payments on, or the principal amount of, the  underlying  assets  exceed that required to make payments of the securities  and pay any servicing or other fees).  The degree of credit  support provided for each issue is generally based on historical  information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those  anticipated  could adversely  affect the return on an investment in such issue.

     Although the Fund is permitted by its  investment  policies to invest up to
20% of its assets in securities  of this type,  it does not presently  intend to invest more than 5% of its assets in such securities.

Demand Features
     The Fund may  invest in  certain  municipal  securities  that have a demand feature  provided by a bank, a dealer in the  securities or another third party, which  enables  the Fund to sell the  securities  to the  provider of the demand feature.  Such  investments  may require the Fund to pay "tender  fees" or other fees for the various  features  provided.  The Fund intends to take the position that it is the owner of any  municipal  securities  that  have a demand  feature provided by a third party and that  tax-exempt  interest  earned with respect to such municipal securities will be tax-exempt in its hands. However, the Internal
Revenue  Service (the "IRS")  ordinarily  does not issue advance  ruling letters relating to the  identity of the true owner of property in cases  involving  the sale of  securities  if the  purchaser has the right to cause the security to be purchased  by a third  party,  and there can be no  assurance  that the IRS will agree with the Fund's position in any particular case. Additionally, the federal income tax treatment of certain other  aspects of these  investments,  including the  treatment  of tender  fees,  in  relation to various  regulated  investment company tax provisions is unclear.  However,  the Manager  intends to manage the
Fund's  portfolio in a manner  designed to minimize any adverse  impact from the tax rules applicable to these investments.

     Generally,  a demand  feature  entitles the Fund to require the provider of the demand feature to purchase the securities  from the Fund at their  principal amount (usually with accrued  interest)  within a fixed period  (generally seven days,  but the  period may be longer)  following  a demand by the Fund.  Certain securities  with a demand feature permit the Fund to tender the security only at the time of an interest rate adjustment or at other fixed intervals.  The demand feature may be  provided by the issuer of the  underlying  security,  a bank,  a dealer in the  securities or by another third party,  and may not be transferred separately from the underlying security. Certain demand features are conditional which  means  that they may not be  exercised  or may  terminate  under  certain limited  circumstances.  The bankruptcy or  receivership  of, or default by, the provider of the demand feature, or a default on the underlying security or other event that  terminates  the demand  feature  before its exercise will  adversely affect the liquidity of the underlying security.

Investment Companies

     The Fund may not operate as a "fund of funds" that invests primarily in the shares of other investment  companies as permitted by Section 12(d)(1)(F) or (G)
of the 1940 Act, if its own shares are utilized as  investments  by such a "fund of  funds."  However,  the Fund is  permitted  to  invest  in  other  investment companies,  including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in  connection  with a  merger,  reorganization,  consolidation  or other similar transaction.

Municipal Obligations
     Municipal  obligations  include "general  obligation" and "revenue" issues.
General  obligation issues are secured by the issuer's pledge of its full faith, credit and taxing  power for the  payment of  principal  and  interest.  Revenue issues are payable only from the revenues derived from a particular  facility or class of  facilities.  Municipal  obligations  may be issued for various  public purposes,  including the construction of a wide range of public  facilities such
as  airports,   bridges,  highways,  housing,  hospitals,  mass  transportation, schools,  streets and water and sewer  works.  Other  public  purposes for which municipal  bonds  may  be  issued  include  refunding  outstanding  obligations, obtaining  funds for general  operating  expenses and obtaining funds to lend to other  public  institutions  and  facilities.  In  addition,  certain  types  of industrial  development  obligations  are  issued  by or  on  behalf  of  public authorities to obtain funds to provide  privately-operated  housing  facilities, sports facilities,  convention or trade show facilities,  airport, mass transit, port or  parking  facilities,  air or water  pollution  control  facilities  and certain local facilities for water supply,  gas,  electricity or sewage or solid waste  disposals.  Such  obligations  are  included  within the term  "municipal obligations"  provided that the interest  paid thereon  qualifies as exempt from federal  income tax in the opinion of bond  counsel to the issuer.  In addition, the interest paid on industrial development obligations, the proceeds from which
are  used  for  the   construction,   equipment,   repair  or   improvement   of
privately-operated  industrial  or  commercial  facilities,  may be exempt  from federal  income  tax,  although  current  federal  tax  laws  place  substantial limitations  on the  size  of such  issues.  Tax-exempt  industrial  development obligations are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality.

     The Fund may also purchase  project notes issued by local  agencies under a program  administered  by the United  States  Department  of  Housing  and Urban
Development.  Project  notes are  secured  by the full  faith and  credit of the
United States.

     S&P and  Moody's  rate the  quality  of many  municipal  securities.  These ratings  represent  the  opinions of S&P and Moody's.  It should be  emphasized, however,  that  ratings are general and are not  absolute  standards of quality.
These ratings are the initial  criteria for selection of portfolio  investments, but the Fund will further evaluate these securities. If at the time of purchase, a security or, as relevant, its issuer is rated in one of the two highest rating categories  (e.g.  for municipal  bonds,  AA or better by S&P or Aa or better by
Moody's;  for tax-free  commercial  paper and short-term  tax-free notes, A-2 or better by S&P or P-2 or better by  Moody's;  and for state or  municipal  notes,
MIG-2 or better by  Moody's) by at least two  nationally-recognized  statistical rating  organizations  (or if rated by only one such  organization,  so rated by such  organization).  If the security  or, as relevant,  its issuer has not been rated,  the Manager must determine that the security is comparable to securities that are rated in one of the two highest  rating  categories in accordance  with the conditions with which  tax-exempt  money market funds must comply.  The Fund may also invest in U.S.  government  securities  (as  defined in the  Investment
Company Act of 1940 (the "1940 Act").

     See Appendix A for a description of municipal obligations ratings.

Private Activity Bonds
     The Fund may  invest up to 20% of its net assets in  securities  the income from which is subject to the federal  alternative  minimum tax.  Although exempt from regular federal income tax, interest paid on certain municipal  obligations
(commonly  referred to as "private  activity"  or  "private  purpose"  bonds) is deemed to be a  preference  item  under  federal  tax law and is  subject to the federal  alternative  minimum tax. The Tax Reform Act of 1986 (the "Act") limits the amount of new "private purpose" bonds that each state can issue and subjects interest  income  from  these  bonds to the  federal  alternative  minimum  tax.
"Private  purpose" bonds are issues whose  proceeds are used to finance  certain non-government

activities,  such as privately-owned sports and convention  facilities.  The Act also makes the  tax-exempt  status of certain  bonds  depend  upon the  issuer's compliance with specific requirements after the bonds are issued.

Repurchase Agreements
     The Fund may also invest in repurchase  agreements sold by banks or brokers collateralized by securities in which the Fund can invest directly. A repurchase agreement is an instrument  under which  securities are purchased from a bank or securities  dealer with an agreement by the seller to repurchase the securities.
Under a repurchase  agreement,  the purchaser acquires ownership of the security but the  seller  agrees,  at the time of sale,  to  repurchase  it at a mutually agreed upon time and price.  The Fund will take custody of the collateral  under
repurchase   agreements.   Repurchase   agreements   may  be   construed  to  be
collateralized  loans by the purchaser to the seller  secured by the  securities transferred. The resale price is in excess of the purchase price and reflects an agreed  upon  market  rate  unrelated  to the  coupon  rate or  maturity  of the purchased  security.  Such  transactions  afford an opportunity  for the Fund to invest  temporarily  available  cash on a short-term  basis.  The Fund's risk is limited to the seller's  ability to buy the security back at the agreed upon sum at the  agreed  upon  time,  since the  repurchase  agreement  is secured by the underlying government obligation.

Restricted and Illiquid Securities
     The Fund may invest in restricted securities, including securities eligible for resale without  registration  pursuant to Rule 144A ("Rule 144A Securities")
under  the 1933  Act.  Rule 144A  permits  many  privately  placed  and  legally restricted  securities to be freely traded among  certain  institutional  buyers such as the Fund.  The Fund may  invest no more than 10% of the value of its net assets in illiquid securities,  including repurchase agreements maturing in more than seven days.

     While  maintaining  oversight,  the Board of Trustees has  delegated to the
Manager the day-to-day  function of determining  whether or not individual  Rule
144A  Securities  are  liquid for  purposes  of the  Fund's  10%  limitation  on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security:  (i)
the  frequency of trades and trading  volume for the  security;  (ii) whether at least three  dealers are willing to purchase or sell the security and the number of potential purchasers;  (iii) whether at least two dealers are making a market in the  security;  and (iv) the  nature of the  security  and the  nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

     If the Manager  determines  that a Rule 144A Security  which was previously determined  to be liquid is no  longer  liquid  and,  as a  result,  the  Fund's holdings of illiquid  securities  exceed the Fund's 10% limit on  investments in such  securities,  the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

When-Issued Securities
     The Fund may invest in  "when-issued  securities."  New issues of municipal obligations are frequently offered on a when-issued basis; that is, delivery and payment for the municipal  obligations normally take place from five to not more than 45  days  after  the  date  of the  commitment  to  purchase.  The  payment obligation  and the  interest  rate  that  will  be  received  on the  municipal obligations  are each fixed at the time the buyer  enters  into the  commitment.
During the time between the  commitment  and settlement the Fund does not accrue interest, but the market value of the securities may fluctuate.  This can result in the Fund's share value increasing or decreasing. The Fund will set aside in a segregated  account  liquid  assets  equal  in  value  to  commitments  for such when-issued  securities  to pay for them and mark it to  market  daily.  Delayed delivery agreements will not be used in a speculative manner.

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                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
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     The Trust has adopted a policy  generally  prohibiting  the  disclosure  of portfolio  holdings  information to any person until after thirty  calendar days have passed.  The Trust posts a list of the Fund's portfolio  holdings  monthly, with a 30 day lag,  on the  Fund's  Web  site,  www.delawareinvestments.com.  In addition,  on a 10 day lag, the Trust also makes  available a month-end  summary listing of the number of the Fund's  securities,  country and asset allocations, and top ten securities and sectors by percentage of holdings for the Fund.  This information  is available  publicly to any and all  shareholders  free of charge once posted on the Web site by calling 800 523-1918.

     Other entities,  including  institutional investors and intermediaries that distribute  the Fund's  shares,  are  generally  treated  similarly  and are not provided  with  the  Fund's  portfolio  holdings  in  advance  of when  they are generally available to the public.

     Third-party  service  providers  and  affiliated  persons  of the  Fund are provided  with the Fund's  portfolio  holdings  only to the extent  necessary to perform services under  agreements  relating to the Fund. In accordance with the policy,  third-party service providers who receive non-public portfolio holdings information  on an  ongoing  basis are:  the  Manager's  affiliates,  the Fund's independent registered public accounting firm, the Fund's custodian,  the Fund's legal counsel,  the Fund's financial printer and the Fund's proxy voting service
(Institutional  Shareholder Services). These entities are obligated to keep such information confidential.

     Third-party  rating and  ranking  organizations  and  consultants  who have signed agreements ("Non-Disclosure Agreements") with the Fund or the Manager may receive  portfolio  holdings  information  more quickly than the 30 day lag. The
Non-Disclosure Agreements require that the receiving entity hold the information in the strictest  confidence and prohibit the receiving  entity from  disclosing the  information  or trading  on the  information  (either in Fund  shares or in shares of the Fund's  portfolio  securities).  In addition,  the receiving party must agree to provide  copies of any  research  or reports  generated  using the portfolio  holdings  information  in order to allow for monitoring of use of the information.  Neither  the Fund,  the  Manager  nor any  affiliate  receive  any compensation or consideration with respect to these agreements.

     To protect the  shareholders'  interest and to avoid conflicts of interest,
Non-Disclosure  Agreements  must be approved by a member of the Manager's  Legal
Department  and  Compliance  Department  and  any  deviation  in the  use of the portfolio  holdings  information  by the  receiving  party must be  approved  in writing by the Fund's Chief Compliance Officer prior to such use.

     The Trust's Board of Trustees will be notified of any substantial change to the foregoing  procedures.  The Board of Trustees also receives an annual report from the Trust's Chief Compliance Officer which,  among other things,  addresses the operation of the Trust's  procedures  relating to its policy  concerning the disclosure of portfolio holdings information.

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                             MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

Officers and Trustees
     The  business and affairs of the Trust are managed  under the  direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in each of the other  Delaware  Investments(R)family  of funds (each a
"Delaware Investments(R)Fund" and together, the "Delaware Investments(R)Funds").
Confirm:  As of August 10, 2006,  the Trust's  officers and Trustees  owned less than  1% of the  outstanding  shares  of the  Fund.  The  Trust's  Trustees  and principal  officers  are noted  below  along  with  their  birthdates  and their business  experience for the past five years.  The Trustees serve for indefinite terms until their resignation, death or removal.

----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
                                                                                          Number of             Other
                                                                                     Portfolios in Fund     Directorships
                           Positions(s)     Length of             Principal            Complex Overseen    Held by Trustee/
Name, Address and         Held with the       Time               Occupation(s)           by Trustee or        Director or
Birthdate                    Trust           Served          During Past 5 Years            Officer             Officer
----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
----------------------------------------------------------------------------------------------------------------------------
Interested Trustees
----------------------------------------------------------------------------------------------------------------------------
----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
Patrick P. Coyne(2)        Chairman,       Chairman and    Mr. Coyne has served in           82                 None
2005 Market Street        President,      Trustee since       various executive
Philadelphia, PA 19103       Chief       August 16, 2006   capacities at different
                           Executive                          times at Delaware
April 14, 1963            Officer and     President and         Investments(1)
                            Trustee      Chief Executive
                                          Officer since
                                          August 1, 2006
----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
----------------------------------------------------------------------------------------------------------------------------
Independent Trustees
----------------------------------------------------------------------------------------------------------------------------
----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
Thomas L. Bennett           Trustee      Since March 23,      Private Investor -             82                 None
2005 Market Street                             2005         (March 2004 - Present)
Philadelphia, PA 19103
                                                             Investment Manager -
October 4, 1947                                              Morgan Stanley & Co.
                                                            (January 1984 - March
                                                                    2004)

----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
John A. Fry                 Trustee          4 Years             President -                 82              Director -
2005 Market Street                                           Franklin & Marshall                          Community Health
Philadelphia, PA 19103                                             College                                     Systems
                                                            (June 2002 - Present)
May 28, 1960
                                                                Executive Vice
                                                            President - University
                                                               of Pennsylvania
                                                           (April 1995 - June 2002)

----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
Anthony D. Knerr            Trustee          12 Years          Founder/Managing              82                 None
2005 Market Street                                            Director - Anthony
Philadelphia, PA 19103                                        Knerr & Associates
                                                            (Strategic Consulting)
December 7, 1938                                               (1990 - Present)

----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
Lucinda S. Landreth         Trustee      Since March 23,       Chief Investment              82                 None
2005 Market Street                             2005               Officer -
Philadelphia, PA 19103                                          Assurant, Inc.
                                                                 (Insurance)
June 24, 1947                                                   (2002 - 2004)
----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------

----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
Ann R. Leven                Trustee          16 Years       Treasurer/Chief Fiscal           82             Director and
2005 Market Street                                           Officer -- National                           Audit Committee
Philadelphia, PA 19103                                          Gallery of Art                              Chairperson -
                                                                (1994 - 1999)                                Andy Warhol
November 1, 1940                                                                                             Foundation

                                                                                                            Director and
                                                                                                           Audit Committee
                                                                                                              Member -
                                                                                                            Systemax Inc.

----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
Thomas F. Madison           Trustee          11 Years          President/Chief               82              Director -
2005 Market Street                                         Executive Officer - MLM                          Banner Health
Philadelphia, PA 19103                                          Partners, Inc.
                                                               (Small Business                               Director -
February 25, 1936                                          Investing & Consulting)                           CenterPoint
                                                           (January 1993 - Present)                            Energy

                                                                                                            Director and
                                                                                                           Audit Committee
                                                                                                              Member -
                                                                                                            Digital River
                                                                                                                Inc.

                                                                                                            Director and
                                                                                                           Audit Committee
                                                                                                              Member -
                                                                                                               Rimage
                                                                                                             Corporation

                                                                                                             Director -
                                                                                                               Valmont
                                                                                                          Industries, Inc.

----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
Janet L. Yeomans            Trustee          6 Years            Vice President               82                 None
2005 Market Street                                         (January 2003 - Present)
Philadelphia, PA 19103                                          and Treasurer
                                                           (January 2006 - Present)
July 31, 1948                                                   3M Corporation

                                                             Ms. Yeomans has held
                                                              various management
                                                               positions at 3M
                                                           Corporation since 1983.

----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
J. Richard Zecher           Trustee      Since March 23,          Founder -                  82             Director and
2005 Market Street                             2005           Investor Analytics                           Audit Committee
Philadelphia, PA 19103                                        (Risk Management)                               Member -
                                                             (May 1999 - Present)                             Investor
July 3, 1940                                                                                                  Analytics

                                                                                                            Director and
                                                                                                           Audit Committee
                                                                                                              Member -
                                                                                                            Oxigene, Inc.

----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------

----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
                                                                                          Number of             Other
                                                                                     Portfolios in Fund     Directorships
                           Positions(s)     Length of             Principal            Complex Overseen    Held by Trustee/
Name, Address and         Held with the       Time               Occupation(s)           by Trustee or        Director or
Birthdate                    Trust           Served          During Past 5 Years            Officer             Officer
----------------------- ---------------- ----------------- ------------------------- -------------------- ------------------
----------------------------------------------------------------------------------------------------------------------------------
Officers
----------------------------------------------------------------------------------------------------------------------------------
----------------------- ---------------- -------------- ----------------------------- -------------------- -----------------------
Michael P. Bishof          Senior Vice       Chief        Mr. Bishof has served in            82                  None(3)
2005 Market Street        President and    Financial         various executive
Philadelphia, PA 19103   Chief Financial    Officer       capacities at different
                             Officer         since           times at Delaware
August 18, 1962                          February 17,           Investments
                                             2005

----------------------- ---------------- -------------- ----------------------------- -------------------- -----------------------
----------------------- ---------------- -------------- ----------------------------- -------------------- -----------------------

----------------------- ---------------- -------------- ----------------------------- -------------------- -----------------------
----------------------- ---------------- -------------- ----------------------------- -------------------- -----------------------
David F. Connor          Vice President,     Vice         Mr. Connor has served as            82                  None(3)
2005 Market Street       Deputy General    President     Vice President and Deputy
Philadelphia, PA 19103     Counsel and       since      General Counsel at Delaware
                            Secretary      September       Investments since 2000
December 2, 1963                         21, 2000 and
                                           Secretary
                                             since
                                          October 25,
                                             2005

----------------------- ---------------- -------------- ----------------------------- -------------------- -----------------------
----------------------- ---------------- -------------- ----------------------------- -------------------- -----------------------
David P. O'Connor          Senior Vice    Senior Vice    Mr. O'Connor has served in           82                  None(3)
2005 Market Street         President,     President,    various executive and legal
Philadelphia, PA 19103   General Counsel    General       capacities at different
                         and Chief Legal  Counsel and        times at Delaware
February 21, 1966            Officer      Chief Legal           Investments
                                            Officer
                                             since
                                          October 25,
                                             2005
----------------------- ---------------- -------------- ----------------------------- -------------------- -----------------------
----------------------- ---------------- -------------- ----------------------------- -------------------- -----------------------
John J. O'Connor           Senior Vice     Treasurer     Mr. O'Connor has served in           82                  None(3)
2005 Market Street        President and      since           various executive
Philadelphia, PA 19103      Treasurer    February 17,     capacities at different
                                             2005            times at Delaware
June 16, 1957                                                   Investments

----------------------- ---------------- -------------- ----------------------------- -------------------- -----------------------
-----------------------------------------------------------------------------------------------------------------------------------
     (1) Delaware  Investments  is the  marketing  name for Delaware  Management
Holdings,  Inc. and its subsidiaries,  including the Trust's Manager,  principal underwriter and transfer agent.
     (2) Mr. Coyne is considered to be an "Interested  Trustee" because he is an executive officer of the Trust's Manager.
     (3) Messrs.  Bishof,  Connor,  David P.  O'Connor and John J. O'Connor also serve in similar  capacities  for the six  portfolios of the Optimum Fund Trust, which have the same Manager,  principal  underwriter  and transfer  agent as the
Trust.  Mr.  John J.  O'Connor  also  serves in a similar  capacity  for Lincoln
Variable  Insurance Products Trust, which has the same investment manager as the
Trust.
-----------------------------------------------------------------------------------------------------------------------------------

 The following is additional information regarding investment professionals affiliated with the Trust.

---------------------------- ----------------------------- ------------------------------ -------------------------------------
Name, Address and Birthdate     Position(s) Held with          Length of Time Served      Principal Occupation(s) During Past
                               Delaware Group Tax-Free                                                  5 Years
                                      Money Fund
---------------------------- ----------------------------- ------------------------------ -------------------------------------
---------------------------- ----------------------------- ------------------------------ -------------------------------------
Michael P. Buckley              Senior Vice President,                6 years              Mr. Buckley has served in various
2005 Market Street             Senior Portfolio Manager                                     capacities at different times at
Philadelphia, PA 19103-7094   and Director of Municipal                                           Delaware Investments
                                       Research
December 1, 1953

---------------------------- ----------------------------- ------------------------------ -------------------------------------

     The following  table shows each  Trustee's  ownership of shares of the Fund and of all Delaware Investments(R)Funds as of December 31, 2005.

-------------------- ---------------------- -------------------------------------------------------------------
                                               Aggregate Dollar Range of Equity Securities in All Registered
                     Dollar Range of Equity   Investment Companies Overseen by Trustee in Family of Investment
Name                 Securities in the Fund                             Companies
-------------------- ---------------------- -------------------------------------------------------------------
Thomas L. Bennett             None                                         None
-------------------- ---------------------- -------------------------------------------------------------------
Patrick P. Coyne              None                                    Over $100,000
-------------------- ---------------------- -------------------------------------------------------------------
John A. Fry(1)                None                                    Over $100,000
-------------------- ---------------------- -------------------------------------------------------------------
Anthony D. Knerr              None                                  $10,001 - $50,000
-------------------- ---------------------- -------------------------------------------------------------------
Lucinda S. Landreth           None                                         None
-------------------- ---------------------- -------------------------------------------------------------------
Ann R. Leven                  None                                    Over $100,000
-------------------- ---------------------- -------------------------------------------------------------------
Thomas F. Madison             None                                  $10,001 - $50,000
-------------------- ---------------------- -------------------------------------------------------------------
Janet L. Yeomans              None                                  $50,001 - $100,000
-------------------- ---------------------- -------------------------------------------------------------------
J. Richard Zecher             None                                         None
-------------------- ---------------------- -------------------------------------------------------------------
(1) As of December  31,  2005,  John A. Fry held  assets in a 529 Plan  account.
Under the terms of the Plan,  a portion  of the  assets  held in the Plan may be invested in the Fund.  Mr. Fry held no shares if the Fund outside of the Plan as of December 31, 2005.

     The following  table describes the aggregate  compensation  received by the
Trustees from the Trust and the total  compensation  received April 30, 2006 and an estimate of annual benefits to be received upon retirement under the Delaware
Group  Retirement  Plan for  Trustees/Directors  as of April 30, 2006.  Only the
Trustees  of the Trust who are not  "interested  persons" as defined by the 1940
Act (the "Independent Trustees") receive compensation from the Fund.

-------------------- ------------------ --------------------- ---------------- ---------------------
                                                                                Total Compensation
                                             Pension or                        from the Investment
                         Aggregate      Retirement Benefits   Estimated Annual     Companies in
                       Compensation      Accrued as Part of    Benefits Upon         Delaware
Trustee(1)            from the Trust       Fund Expenses         Retirement       Investments(2)
-------------------- ------------------ --------------------- ---------------- ---------------------
Thomas L. Bennett          $151                 None              $80,000            $135,000
-------------------- ------------------ --------------------- ---------------- ---------------------
John A. Fry                $160                 None              $80,000            $142,725
-------------------- ------------------ --------------------- ---------------- ---------------------
Anthony D. Knerr           $153                 None              $80,000            $136,100
-------------------- ------------------ --------------------- ---------------- ---------------------
Lucinda S. Landreth        $153                 None              $80,000            $136,100
-------------------- ------------------ --------------------- ---------------- ---------------------
Ann R. Leven               $180                 None              $80,000            $161,800
-------------------- ------------------ --------------------- ---------------- ---------------------
Thomas F. Madison          $167                 None              $80,000            $148,750
-------------------- ------------------ --------------------- ---------------- ---------------------
Janet L. Yeomans           $151                 None              $80,000            $135,000
-------------------- ------------------ --------------------- ---------------- ---------------------
J. Richard Zecher          $149                 None              $80,000            $132,500
-------------------- ------------------ --------------------- ---------------- ---------------------
---------------------------------------------------------------------------------------------------

                                       10

(1)  Under  the  terms  of  the  Delaware   Investments   Retirement   Plan  for
Trustees/Directors,  each disinterested Trustee/Director who, at the time of his or her retirement  from the Board,  has attained the age of 70 and served on the
Board for at least five continuous  years, is entitled to receive  payments from each investment company in the Delaware Investments(R)family for which he or she serves as  Trustee/Director  for a period  equal to the  lesser of the number of years that such person  served as a  Trustee/Director  or the  remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual  retainer  that is paid to  Trustees/Directors  of each investment  company  at the time of such  person's  retirement.  If an  eligible
Trustee/Director  retired as of April 30,  2006,  he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate,  from all of the investment  companies in the Delaware  Investments(R)family  for which he or she serves as a Trustee/Director, based on the number of investment companies in the Delaware Investments(R)family as of that date.
(2) Each Independent Trustee/Director currently receives a total annual retainer fee of  $80,000  for  serving  as a  Trustee/  Director  for  all 32  investment companies  in the  Delaware  Investments(R)family,  plus  $5,000  for each Board
Meeting  attended.  The  following  compensation  is in the  aggregate  from all investment  companies in the  complex.  Members of the Audit  Committee  receive additional  compensation  of $2,500 for each meeting.  Members of the Nominating and Corporate Governance Committee receive additional compensation of $1,700 for each  meeting.  In  addition,  the  chairpersons  of the  Audit  and  Nominating
Committees  each receive an annual  retainer of $15,000.  The  Lead/Coordinating
Trustee/Director  of the  Delaware  Investments(R)Funds  receives an  additional retainer of $35,000.

     The Board of Trustees has the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies and practices,  and internal  controls for the Trust.  It also oversees the  quality  and  objectivity  of the  Trust's  financial  statements  and  the independent audit thereof, and acts as a liaison between the Trust's independent registered  public  accounting firm and the full Board of Trustees.  The Trust's
Audit Committee consists of the following four Independent  Trustees:  Thomas F.
Madison, Chairman; Thomas L. Bennett; Jan L. Yeomans; and J. Richard Zecher. The
Audit Committee held six meetings during the Trust's last fiscal year.

     Nominating and Corporate  Governance  Committee:  This committee recommends
Board  members,  fills  vacancies  and  considers  the  qualifications  of Board members.  The  committee  also  monitors  the  performance  of  counsel  for the
Independent  Trustees.  The committee will consider shareholder  recommendations for  nomination  to the  Board of  Trustees  only in the event  that  there is a vacancy  on the  Board.  Shareholders  who wish to  submit  recommendations  for nominations to the Board to fill a vacancy must submit their  recommendations in writing to the  Nominating  and  Corporate  Governance  Committee,  c/o Delaware
Investments(R)Funds  at 2005 Market Street,  Philadelphia,  Pennsylvania  19103.
Shareholders  should  include  appropriate  information  on the  background  and qualifications  of any  person  recommended  (e.g.,  a  resume),  as well as the candidate's  contact  information  and a written  consent from the  candidate to serve if nominated and elected.  Shareholder  recommendations for nominations to the Board will be accepted on an ongoing basis and such  recommendations will be kept on file  for  consideration  when  there is a  vacancy  on the  Board.  The committee  consists of the following  four  Independent  Trustees:  John A. Fry,
Chairman;  Anthony D. Knerr; Lucinda S. Landreth; and Ann R. Leven (ex-officio).
The committee held five meetings during the Trust's last fiscal year.

     Independent  Trustee  Committee:  This committee develops and recommends to the Board a set of corporate  governance  principles and oversees the evaluation of the Board,  its committees and its activities.  The committee is comprised of all of the Trust's Independent Trustees.  The Independent Trustee Committee held five meetings during the Trust's last fiscal year.

                                       11

Code of Ethics
     The Trust, the Manager, the Distributor and Lincoln Financial Distributors,
Inc. (the Fund's financial intermediary wholesaler) have adopted Codes of Ethics in  compliance  with the  requirements  of Rule 17j-1 under the 1940 Act,  which govern  personal  securities  transactions.  Under the Codes of Ethics,  persons
subject  to  the  Codes  are   permitted   to  engage  in  personal   securities
transactions,  including  securities  that may be purchased or held by the Fund, subject  to the  requirements  set  forth in Rule  17j-1  under the 1940 Act and certain other  procedures set forth in the applicable Code of Ethics.  The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy
     The Fund has  formally  delegated  to the  Manager  the ability to make all proxy voting decisions in relation to portfolio  securities held by the Fund. If and when proxies  need to be voted on behalf of the Fund,  the Manager will vote such  proxies  pursuant  to  its  Proxy  Voting  Policies  and  Procedures  (the
"Procedures").  The  Manager  has  established  a Proxy  Voting  Committee  (the
"Committee")  which is responsible  for  overseeing  the Manager's  proxy voting process for the Fund.  One of the main  responsibilities  of the Committee is to review and approve the  Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

     In order to facilitate  the actual process of voting  proxies,  the Manager has contracted with Institutional  Shareholder Services ("ISS") to analyze proxy statements  on behalf  of the Fund and other  clients  of the  Manager  and vote
proxies   generally  in  accordance  with  the  Procedures.   The  Committee  is
responsible for overseeing  ISS's proxy voting  activities.  If a proxy has been voted for the Fund,  ISS will  create a record  of the  vote.  By no later  than
August 31 of each year,  information  (if any)  regarding  how the Manager voted proxies  relating  to  Fund's  portfolio  securities  during  the most  recently completed 12-month period ended June 30 is available without charge: (i) through the Fund's website at www.delawareinvestments.com; and (ii) on the SEC's website at www.sec.gov.

     The Procedures contain a general guideline that  recommendations of company management  on an issue  (particularly  routine  issues)  should be given a fair amount of weight in determining how proxy issues should be voted.  However,  the
Manager will normally vote against management's position when it runs counter to its specific Proxy Voting  Guidelines (the  "Guidelines"),  and the Manager will also  vote  against  management's  recommendation  when it  believes  that  such position is not in the best interests of the Fund.

     As stated above,  the  Procedures  also list specific  Guidelines on how to vote  proxies on behalf of the Fund.  Some  examples  of the  Guidelines  are as follows: (i) generally vote for shareholder  proposals asking that a majority or more of directors  be  independent;  (ii)  generally  vote against  proposals to
require  a  supermajority   shareholder   vote;   (iii)  votes  on  mergers  and
acquisitions should be considered on a case-by-case  basis,  determining whether
the  transaction   enhances  shareholder  value;  (iv)  generally  vote  against proposals to create a new class of common stock with superior voting rights; (v)
generally vote  re-incorporation  proposals on a case-by-case  basis; (vi) votes with respect to equity-based  compensation  plans are generally  determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company's operations and products.

     Because the Fund has delegated proxy voting to the Manager, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures  regarding this matter.  However, the Manager does  have a  section  in its  Procedures  that  addresses  the  possibility  of conflicts of interest.  Most proxies which the Manager receives on behalf of the
Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined  Procedures, it normally will not be necessary for the Manager to make an actual  determination of how to vote a particular proxy,  thereby largely eliminating  conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is

                                       12

considering voting a proxy contrary to ISS's recommendation,  the Committee will first  assess the issue to see if there is any  possible  conflict  of  interest involving the Manager or affiliated  persons of the Manager.  If a member of the
Committee has actual  knowledge of a conflict of interest,  the  Committee  will normally use another  independent  third party to do additional  research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best  interests of the Fund.  The  Committee  will then review the proxy voting  materials  and  recommendation  provided by ISS and the independent third party to determine how to vote the issue in a manner which the
Committee  believes is consistent  with the Procedures and in the best interests of the Fund.

--------------------------------------------------------------------------------
                 INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Manager
     The Manager,  located at 2005 Market Street,  Philadelphia,  PA 19103-7094,
furnishes investment management services to the Fund, subject to the supervision and  direction  of the Trust's  Board of  Trustees.  The Manager  also  provides investment management services to all of the other Delaware Investments(R)Funds.
Affiliates  of  the  Manager  also  manage  other  investment  accounts.   While
investment decisions for the Fund are made independently from those of the other funds and accounts,  investment  decisions for such other funds and accounts may be made at the same time as investment  decisions for the Fund. The Manager pays the salaries of all Trustees,  officers and employees  who are  affiliated  with both the Manager and the Trust.

     The  Manager  and  its   predecessors   have  been  managing  the  Delaware
Investments(R)Funds  since  1938.  As of June  30,  2006,  the  Manager  and its affiliates within Delaware  Investments were managing in the aggregate in excess of $145  billion  in assets in  various  institutional  or  separately  managed, investment company and insurance  accounts.  The Manager is a series of Delaware
Management   Business  Trust,  which  is  an  indirect  subsidiary  of  Delaware
Management Holdings, Inc. ("DMH"). DMH is an indirect subsidiary, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln"). Lincoln, with headquarters in Philadelphia,  Pennsylvania,  is a diversified organization with operations  in  many  aspects  of the  financial  services  industry,  including insurance and investment management.  Delaware Investments is the marketing name for DMH and its  subsidiaries.  The  Manager  and its  affiliates  own the  name
"Delaware Group." Under certain circumstances,  including the termination of the
Trust's advisory relationship with the Manager or its distribution  relationship with the  Distributor,  the Manager and its affiliates  could cause the Trust to remove the words "Delaware Group" from its name.

     The Fund's Investment Management Agreement with the Manager is dated August
27, 1999 and was approved by the initial shareholder on that date. The Agreement had an initial term of two years and may be renewed only so long as such renewal and  continuance  are  specifically  approved at least  annually by the Board of
Trustees or by vote of a majority of the  outstanding  voting  securities of the
Fund,  and only if the terms and the renewal  thereof have been  approved by the vote of a majority of the Trustees of the Trust,  who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Agreement is terminable without penalty on 60 days' notice by the Trust or by the Manager.  The Agreement will terminate automatically in the event of its assignment.

     As compensation for the services  rendered under the Investment  Management
Agreement,  the Fund shall pay the Manager on an annual basis a  management  fee equal to: 0.45% on the first $500 million of average daily net assets;  0.40% on the next $500 million;  0.35% on the next $1.5  billion;  and 0.30% on assets in excess of $2.5 billion.

                                       13

 During the past three fiscal years, the Fund paid the following investment management fees:

-------------------------------------------------------------
                   Delaware Tax-Free Money Fund
                     Investment Advisory Fees
-------------------------------------------------------------
Fiscal Year Ended   Incurred          Paid         Waived
------------------ --------------- ------------ -------------
4/30/06             $114,088        $88,564        $25,524
------------------ --------------- ------------ -------------
4/30/05             $119,460        $83,252        $36,208
------------------ --------------- ------------ -------------
4/30/04             $100,899        $61,215        $39,684
------------------ --------------- ------------ -------------

     Except  for  those  expenses  borne by the  Manager  under  the  Investment
Management Agreement and the Distributor under the Distribution  Agreement,  the
Fund is  responsible  for all of its own expenses.  Among others,  such expenses include  the  Fund's  proportionate  share of certain  administrative  expenses;
investment  management  fees;  transfer and dividend  disbursing fees and costs;
accounting   services;   custodian   expenses;   federal  and  state  securities
registration  fees;  proxy costs;  and the costs of preparing  prospectuses  and reports sent to shareholders.

Distributor
     The  Distributor,  Delaware  Distributors,  L.P.,  located  at 2005  Market
Street, Philadelphia,  PA 19103-7094,  serves as the national distributor of the
Trust's  shares  under a  Distribution  Agreement  dated  April  19,  2001.  The
Distributor  is an  affiliate  of the  Manager  and  bears  all of the  costs of promotion and  distribution,  except for payments by the Consultant  Class under its Rule 12b-1 Plan.  The  Distributor  is an indirect  subsidiary  of DMH, and, therefore,  of Lincoln.  The  Distributor  has agreed to use its best efforts to sell shares of the Fund. See the  Prospectus  for  information on how to invest.
Shares of the Fund are offered on a continuous  basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the
Distributor or the Trust.  The Distributor  also serves as national  distributor for the  other  Delaware  Investments(R)Funds.  The Board of  Trustees  annually reviews fees paid to the Distributor.

     Lincoln Financial Distributors,  Inc. ("LFD"), an affiliate of the Manager, serves as the Funds'  financial  intermediary  wholesaler  pursuant  to a Second
Amended and Restated  Financial  Intermediary  Distribution  Agreement  with the
Distributor dated August 21, 2003. LFD shall: (i) promote the sale of the Funds'
shares  through   broker/dealers,   financial   advisors  and  other   financial
intermediaries (collectively, "Financial Intermediaries"); (ii) create messaging and packaging for certain  non-regulatory  sales and marketing materials related to the  Funds;  and  (iii)  produce  such  non-regulatory  sales  and  marketing materials  related  to the Funds.  The  address  of LFD is 2001  Market  Street,
Philadelphia,  PA 19103-7055. The rate of compensation,  which is calculated and paid  monthly,  to LFD for the sales of shares of the retail  funds of  Delaware
Investments  Family of Funds (excluding the shares of Delaware VIP Trust series, money market  funds and house  accounts  and shares  redeemed  within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

---------------------------------------------- ------------------------
                                                Basis Points on Sales
---------------------------------------------- ------------------------
Retail Mutual Funds (Class A, B and C Shares)           0.50%
---------------------------------------------- ------------------------
Merrill Lynch Connect Program                           0.25%
---------------------------------------------- ------------------------
Registered Investment Advisors and                      0.45%
H.D. Vest Institutional Classes
---------------------------------------------- ------------------------
Citigroup Global Capital Markets, Inc.
(formerly Salomon Smith Barney) and                        0%
Delaware International Value Equity
Fund Class I Shares
---------------------------------------------- ------------------------

     In addition to the  non-recurring fee set forth above, the Distributor pays
LFD a fee at the annual rate set forth below of the average  daily net assets of
Fund shares of the Delaware  Investments(R)Funds  outstanding  and  beneficially owned by shareholders  through  Financial  Intermediaries,  including those Fund shares sold before the date of the Distribution Agreement.

                                       14

------------------------------------------------- -----------------------
                                                  Basis Points on Sales
------------------------------------------------- -----------------------
Retail Mutual Funds (including shares of money
market funds and house accounts and shares                0.04%
redeemed within 30 days of purchase)
------------------------------------------------- -----------------------
Merrill Lynch Connect Program                                0%
------------------------------------------------- -----------------------
Registered Investment Advisors and                        0.04%
H.D. Vest Institutional Classes
------------------------------------------------- -----------------------
Citigroup Global Capital Markets, Inc.
(formerly Salomon Smith Barney) and Delaware             0.04%
International Value Equity Fund Class I Shares
------------------------------------------------- -----------------------

     The fees associated  with LFD's services to the Fund are borne  exclusively by the Distributor and not by the Fund.

Transfer Agent
     Delaware Service Company, Inc., which is an affiliate of the Manager and is located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Fund's shareholder  servicing,  dividend  disbursing  and transfer agent (the "Transfer
Agent") pursuant to a Shareholders  Services Agreement dated April 19, 2001. The
Transfer Agent is an indirect subsidiary of DMH and, therefore,  of Lincoln. The
Transfer  Agent also acts as  shareholder  servicing,  dividend  disbursing  and transfer  agent for other  Delaware  Investments(R)Funds.  The Transfer Agent is paid a fee by the Fund for providing these services  consisting of an annual per account  charge of $23.10 for each open and closed  account on its  records  and each  account  held on a  sub-accounting  system  maintained  by firms that hold accounts on an omnibus basis.

     These  charges are assessed  monthly on a pro rata basis and  determined by using the number of  shareholder  and retirement  accounts  maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the Independent Trustees.

     The Fund  has  authorized  one or more  brokers  to  accept  on its  behalf purchase and redemption  orders in addition to the Transfer Agent.  Such brokers are  authorized  to  designate  other  intermediaries  to  accept  purchase  and redemption  orders on the behalf of the Fund. For purposes of pricing,  the Fund will be  deemed  to  have  received  a  purchase  or  redemption  order  when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

Fund Accountants
     Delaware Services Company,  Inc. also provides  accounting  services to the
Fund pursuant to a separate Fund Accounting  Agreement.  Those services  include performing all functions related to calculating the Fund's NAV and providing all financial  reporting services,  regulatory  compliance testing and other related accounting services. For its services, Delaware Services Company, Inc. is paid a fee based on total assets of all of the Delaware  Investments(R)Funds  for which it provides such accounting  services.  Such fee is equal to 0.04% multiplied by the total amount of assets in the complex for which Delaware  Services  Company,
Inc.  furnishes  accounting  services.  The fees are charged to the Fund and the other Delaware Investments(R)Funds on an aggregate pro rata basis.

Custodian
     JPMorgan Chase Bank ("JPMorgan"),  4 Chase Metrotech Center,  Brooklyn,  NY
11245,  is custodian of the Fund's  securities  and cash.  As custodian  for the
Fund, JPMorgan maintains a separate account or accounts for the Fund;  receives, holds and releases  portfolio  securities  on account of the Fund;  receives and disburses  money on behalf of the Fund;  and collects  and  receives  income and other payments and distributions on account of the Fund's portfolio securities.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

                                       15

--------------------------------------------------------------------------------
                         TRADING PRACTICES AND BROKERAGE
--------------------------------------------------------------------------------

     The Manager selects broker/dealers to execute transactions on behalf of the
Fund  for the  purchase  or sale of  portfolio  securities  on the  basis of its judgment of their  professional  capability to provide the service.  The primary consideration in selecting  broker/dealers is to seek those  broker/dealers  who will provide best execution for the Fund. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness  and  reliability  of execution,  the  confidentiality  and placement accorded the order and other factors  affecting the overall benefit  obtained by the  account on the  transaction.  Some trades are made on a net basis where the
Fund  either  buys  securities  directly  from the  dealer or sells  them to the dealer. In these instances, there is no direct commission charged but there is a spread (the  difference  between the buy and sell price) which is the equivalent of a commission.  When a commission is paid, the Fund pays reasonable  brokerage commission rates based upon the professional  knowledge of the Manager's trading department as to rates paid and charged for similar transactions  throughout the
securities  industry.  In  some  instances,   the  Fund  pays  a  minimal  share
transaction cost when the transaction presents no difficulty.

     During the past three fiscal years, the Fund paid no brokerage commissions.

     The Manager may allocate out of all commission business generated by all of
the  funds  and   accounts   under  its   management,   brokerage   business  to
broker/dealers  who provide  brokerage  and research  services.  These  services include advice,  either directly or through publications or writings,  as to the value of securities,  the  advisability  of investing in,  purchasing or selling securities,  and the  availability  of  securities  or  purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries;  providing information on economic factors and trends;  assisting in determining portfolio strategy; providing computer software and hardware used in security analyses;  and providing portfolio performance evaluation and technical market  analyses.  Such services are used by the Manager in connection  with its investment  decision-making  process  with  respect  to one or  more  funds  and accounts managed by it, and may not be used, or used  exclusively,  with respect to the fund or account generating the brokerage.

     As provided in the  Securities  Exchange Act of 1934,  as amended,  and the
Fund's Investment Management  Agreement,  higher commissions are permitted to be paid to  broker/dealers  who provide  brokerage  and research  services  than to broker/dealers who do not provide such services,  if such higher commissions are deemed  reasonable  in  relation  to the  value of the  brokerage  and  research services provided.  Although transactions directed to broker/dealers who provide such  brokerage  and  research  services  may result in the Fund  paying  higher
commissions,   the  Manager   believes  that  the   commissions   paid  to  such
broker/dealers  are not, in general,  higher than commissions that would be paid to  broker/dealers  not providing  such services and that such  commissions  are reasonable  in  relation to the value of the  brokerage  and  research  services provided.  In some  instances,  services  may be provided  to the Manager  which constitute in some part  brokerage and research  services used by the Manager in connection  with its investment  decision-making  process and constitute in some part  services used by the Manager in connection  with  administrative  or other functions not related to its investment  decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and  will pay out of its own  resources  for  services  used by the  Manager  in connection with  administrative or other functions not related to its investment decision-making  process.  In  addition,  so long  as no fund is  disadvantaged, portfolio  transactions  that  generate  commissions  or  their  equivalent  are allocated to broker/dealers  who provide daily portfolio pricing services to the
Fund and to  other  Delaware  Investments(R)Funds.  Subject  to best  execution, commissions  allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

     During the fiscal year ended April 30, 2006,  none of the Fund's  portfolio transactions were directed to broker/dealers for brokerage and research services provided.

                                       16

     As of April 30, 2006,  the Fund did not hold any  securities of its regular
broker/dealers,   as  defined  in  Rule  10b-1  under  the  1940  Act,  or  such broker/dealers' parents.

     The  Manager may place a combined  order for two or more  accounts or funds engaged in the purchase or sale of the same security if, in its judgment,  joint execution is in the best  interest of each  participant  and will result in best execution.  Transactions  involving  commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different  prices,  each account  participating in the order may be allocated an average price obtained from the executing  broker.  It is  believed  that  the  ability  of  the  accounts  to  participate  in  volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain,  it is the opinion of the Manager and the Trust's Board of Trustees that the  advantages  of combined  orders  outweigh  the  possible  disadvantages  of separate transactions.

     Consistent with the National  Association of Securities Dealers,  Inc. (the
"NASD"),  and subject to seeking  best  execution,  the Manager may place orders with  broker/dealers  that have agreed to defray  certain Fund  expenses such as custodian fees.

--------------------------------------------------------------------------------
                                CAPITAL STRUCTURE
--------------------------------------------------------------------------------

Capitalization
     The Trust  currently  has  authorized,  and  allocated to each Class of the
Fund, an unlimited  number of shares of  beneficial  interest with no par value.
All  shares  are,  when  issued  in  accordance  with the  Trust's  registration statement (as it may be amended from time to time),  governing  instruments  and applicable  law, fully paid and  non-assessable.  Shares do not have  preemptive rights. All shares of the Fund represent an undivided  proportionate interest in the assets of the Fund. As a general  matter,  shareholders  of Classes may vote only on matters affecting their respective Class, including the Rule 12b-1 Plans of the  Consultant  Class,  that  relate to the Class of shares  that they hold.
Consequently, Class A Shares may not vote on any matter affecting the Consultant
Class' Rule 12b-1 Plan. Except for the foregoing,  each share Class has the same voting  and other  rights  and  preferences  as the other  Classes  of the Fund.
General  expenses  of the Fund  will be  allocated  on a  pro-rata  basis to the classes  according  to asset size,  except that  expenses of the Rule 12b-1 Plan relating to the Consultant Class will be allocated solely to that Class.

     Prior to  January  1, 1991,  the Fund was  managed to  maintain a fixed net asset value of $10.00 per share.  The Fund reduced the net asset value per share from $10.00 to $1.00 by effecting a ten-to-one  stock split for  shareholders of record on that date.

     Prior to January 1992,  Class A Shares were known as the original class and between  January 1992 and February 1994 were known as Tax-Free Money Fund class.
Prior to January  1992,  Consultant  Class  Shares were known as the  consultant class;  between  January 1992 and November 1992, they were known as the Tax-Free
Money Fund (Institutional)  class; and, between November 1992 and February 1994, they were known as Tax-Free Money Fund Consultant  class.  Effective  August 16,
1999, the name of Prime Series changed to Delaware Tax-Free Money Fund.

Noncumulative Voting
     The Trust's shares have non-cumulative  voting rights, which means that the holders of more than 50% of the shares of the Trust  voting for the  election of
Trustees  can elect all of the  Trustees  if they  choose to do so, and, in such event,  the  holders  of the  remaining  shares  will not be able to  elect  any
Trustees.

                                       17

--------------------------------------------------------------------------------
                                PURCHASING SHARES
--------------------------------------------------------------------------------

     Shares of the Fund are offered on a continuous basis. Class A Shares can be purchased directly from the Fund or its Distributor. Consultant Class Shares are
offered through brokers,  financial institutions and other entities which have a dealer  agreement with the Fund's  Distributor  or a service  agreement with the
Fund. In some states, banks and/or other institutions  effecting transactions in
Consultant Class Shares may be required to register as dealers pursuant to state laws.  The Trust  reserves the right to suspend  sales of Fund  shares,  and may reject  any  order  for the  purchase  of Fund  shares  if,  in the  opinion  of management, such rejection is in the Fund's best interest.

     The  minimum  initial  investment  generally  is  $1,000  for  each  Class.
Subsequent purchases generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers,
Trustees and employees of any Delaware  Investments(R)Fund,  the Manager, or any
of the  Manager's  affiliates  if the  purchases  are made pursuant to a payroll deduction program.  Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform  Transfers to Minors Act and shares  purchased in connection  with an
Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25.

     Selling dealers are  responsible for  transmitting  orders  promptly.  If a purchase is canceled because your check is returned unpaid,  you are responsible for any loss  incurred.  The Fund can  redeem  shares  from your  account(s)  to reimburse  itself for any loss,  and you may be  restricted  from making  future purchases in any  Delaware  Investments(R)Fund.  The Fund  reserves the right to reject purchase  orders paid by third-party  checks or checks that are not drawn on a domestic branch of a United States financial institution.  If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

     The Fund also reserves the right,  following shareholder  notification,  to charge a service fee on accounts that, as a result of redemption,  have remained below  the  minimum  stated  account  balance  for a  period  of  three  or more
consecutive  months.   Holders  of  such  accounts  may  be  notified  of  their
insufficient  account  balance and  advised  that they have until the end of the current  calendar  quarter to raise their balance to the stated minimum.  If the account has not reached the minimum  balance  requirement by that time, the Fund may charge a $9 fee for that quarter and each subsequent  calendar quarter until the  account is brought  up to the  minimum  balance.  The  service  fee will be deducted from the account during the first week of each calendar quarter for the previous  quarter,  and  will be used to help  defray  the  cost of  maintaining low-balance accounts. No fees will be charged without proper notice.

     The Fund  also  reserves  the  right,  upon 60  days'  written  notice,  to involuntarily  redeem  accounts that remain under the minimum  initial  purchase amount as a result of  redemptions.  An  investor  making  the  minimum  initial investment  may be subject to  involuntary  redemption  if he or she redeems any portion of his or her account.

     Certificates  representing  shares  purchased  are not  ordinarily  issued.
Certificates  were  previously  issued for Class A Shares of the Fund.  However, purchases  not  involving  the  issuance of  certificates  are  confirmed to the investor and credited to the  shareholder's  account on the books  maintained by the Transfer  Agent.  The investor  will have the same rights of ownership  with respect to such shares as if certificates  had been issued.  An investor will be permitted to obtain a  certificate  in certain  limited  circumstances  that are approved  by an  appropriate  officer of the Fund.  No charge is assessed by the
Trust for any certificate  issued. The Fund does not intend to issue replacement certificates  for  lost  or  stolen  certificates,  except  in  certain  limited circumstances that are approved by an appropriate  officer of the Fund. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions,  including the cost of obtaining a bond  covering  the lost or stolen  certificate.

                                       18

Please   contact  the  Trust  for  further   information.   Investors  who  hold
certificates  representing  any of their  shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Plan under Rule 12b-1 for Consultant Class Shares
     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan (the
"Plan") for  Consultant  Class Shares which  permits the Fund to pay for certain distribution  and promotional  expenses  related to marketing  Consultant  Class
Shares.

     The Plan does not apply to the Fund's  Class A Shares.  Such shares are not included in  calculating  the Plan's fees, and the Plan is not used to assist in the distribution and marketing of Class A Shares. Shareholders of Class A Shares may not vote on matters affecting the Plan.

     The Plan permits the Fund, pursuant to the Distribution  Agreement,  to pay out of the assets of Consultant  Class Shares,  a monthly fee to the Distributor for its services and expenses in distributing  and promoting sales of the shares of such Class. These expenses include, among others,  preparing and distributing advertisements,  sales  literature,  the  Prospectus  and reports used for sales purposes,  compensating sales and marketing  personnel,  and paying distribution and  maintenance  fees to  securities  broker/dealers  who enter  into  Dealer's
Agreements with the Distributor or service agreements with the Fund.  Registered representatives  of broker/dealers or other entities,  who have sold a specified level of Delaware  Investments(R)Funds  having a Rule 12b-1 Plan were,  prior to
June 1, 1990, paid a 0.25%  continuing  trail fee by the  Distributor  from Rule
12b-1 payments relating to Consultant Class Shares for assets maintained in that
Class.  As noted  below,  payment  of these fees has been  suspended  but may be reinstituted in the future with prior approval of the Board of Trustees.

     In addition, the Fund may make payments from the assets of Consultant Class
Shares, directly to other unaffiliated parties, such as banks, who either aid in the  distribution  of shares of such  Class or  provide  services  to that Class pursuant to service agreements with the Trust.

     The maximum aggregate fee payable by the Fund under the Plan and the Fund's
Distribution  Agreement is, on an annual basis, up to 0.30% of its average daily net assets for the year.  The Trust's  Trustees may reduce these  amounts at any time. The Trust's Board of Trustees  suspended Rule 12b-1 Plan payments from the assets of Consultant  Class Shares to the  Distributor  effective  June 1, 1990.
Prior to that time, the Board of Trustees had set the fee for  Consultant  Class
Shares at 0.25% of average  daily net assets and the  Distributor  had agreed to waive this  distribution fee to the extent such fee for any day exceeded the net investment  income realized by that Class for such day.  Payments under the Plan may be reinstituted in the future with prior approval of the Board of Trustees.

     All of the  distribution  expenses  incurred by the Distributor and others, such as  broker/dealers,  in excess  of the  amount,  if any,  paid on behalf of
Consultant Class Shares will be borne by such persons without any  reimbursement from that Class.  Consistent  with the  requirements  of Rule 12b-1(h) under the
1940 Act,  and Subject to seeking  best  execution,  the Fund may,  from time to time, buy or sell portfolio  securities from or to firms which receive  payments on behalf of Consultant Class Shares under the Plan.

     From time to time, the Distributor may pay additional  amounts from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

     The Plan and the Distribution  Agreement have been approved by the Board of
Trustees of the Trust,  including a majority of the Independent Trustees who are not  "interested  persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial  interest in the Plan or the Agreement,  by vote cast in person at a meeting  duly  called for the  purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of

                                       19

Trustees in the same manner as specified above.

     Each year, the Board of Trustees must determine whether continuation of the
Plan is in the best interest of the  shareholders of Consultant Class Shares and that there is a reasonable  likelihood of the Plan providing a benefit. The Plan and the Distribution  Agreement may be terminated at any time without penalty by a majority of the Independent  Trustees who have no direct or indirect financial interest in the Plan and  Distribution  Agreement,  or by a majority vote of the outstanding voting securities of the Class. Any amendment materially  increasing the  percentage  payable  under the Plan must likewise be approved by a majority vote of the  outstanding  voting  securities of the Class, as well as a majority vote of the  Independent  Trustees  who have no  direct  or  indirect  financial interest in the Plan or Distribution Agreement.  Any other material amendment to the Plan  must be  approved  by a  majority  vote of the  Trustees  including  a majority of the Independent  Trustees of the Fund who have no direct or indirect financial interest in the Plan or Distribution  Agreement. In addition, in order for the Plans to remain  effective,  the selection and nomination of Independent
Trustees  must be  effected  by the  Trustees  who  themselves  are  Independent
Trustees  and who have no direct or indirect  financial  interest in the Plan or
Distribution Agreement.  Persons authorized to make payments under the Plan must provide  written  reports at least  quarterly to the Board of Trustees for their review.

     For the fiscal year ended April 30, 2006,  there were no payments on behalf of Consultant Class Shares pursuant to its Plan.

     Delaware   Distributors,   L.P.  (the  "Distributor"),   Lincoln  Financial
Distributors,  Inc.  ("LFD") and their  affiliates may pay compensation at their expense  and not as an  expense  of the  Fund,  to  affiliated  or  unaffiliated brokers, dealers or other financial intermediaries ("Financial  Intermediaries")
in  connection  with the sale or  retention  of Fund shares  and/or  shareholder servicing  ("distribution  assistance").  For example,  the  Distributor may pay additional  compensation  to  Financial  Intermediaries  for  various  purposes, including,  but not limited to,  promoting the sale of Fund shares,  maintaining
share  balances  and/or  for   sub-accounting,   administrative  or  shareholder
processing services,  marketing and educational support and ticket charges. Such payments are in addition to any distribution  fees, service fees and/or transfer agency  fees that may be payable by the Fund.  The  additional  payments  may be based on factors,  including level of sales (based on gross or net sales or some specified  minimum sales or some other similar  criteria related to sales of the
Fund an/or some or all other Delaware  Funds),  the Funds'  advisory fees,  some other agreed upon amount,  or other measures as determined  from time to time by the Distributor.

     A significant  purpose of these payments is to increase sales of the Fund's shares.  The Fund's Manager or its affiliated may benefit from the Distributor's or LFD's  payment of  compensation  to  Financial  Intermediaries  through  such increased fees resulting from  additional  assets  acquired  through the sale of
Fund shares through such Financial Intermediaries.

--------------------------------------------------------------------------------
                                INVESTMENT PLANS
--------------------------------------------------------------------------------

Investing by Mail
     Subsequent  Purchases:  Additional  purchases  may be made  at any  time by mailing a check or other  negotiable  bank  draft made  payable to the  specific
Class desired.  The account to which the  subsequent  purchase is to be credited should be  identified by the name(s) of the  registered  owner(s) and by account number. An investment slip (similar to a deposit slip) is provided at the bottom of statements  that you will receive from the Fund. Use of this  investment slip can help to expedite processing of your check when making additional  purchases.
Your  investment  may be delayed if you send  additional  purchases by certified mail. The Fund and the Transfer Agent will not be  responsible  for  inadvertent processing of post-dated checks or checks more than six months old.

                                       20

     Direct Deposit Purchases by Mail: Shareholders of the Classes may authorize a third party, such as a bank or employer, to make investments directly to their
Fund accounts.  The Fund will accept these  investments,  such as bank-by-phone, annuity payments and payroll allotments,  by mail directly from the third party.
Investors  should contact their employers or financial  institutions who in turn should contact the Fund for proper instructions.

Investing by Wire
     Initial  Purchases:  Before you invest,  telephone  the Fund's  Shareholder
Service Center to get an account  number.  If you do not call first,  processing your  investment  may be  delayed.  In  addition,  you must  promptly  send your
Investment  Application to the specific Class desired to Delaware Investments at
2005 Market Street, Philadelphia, PA 19103.

     Subsequent Purchases: You may make additional investments anytime by wiring funds, as described above.  You should advise the Shareholder  Service Center by telephone of each wire you send.

Investing by Exchange
     If you have an investment in another Delaware  Investments(R)Fund,  you may write and authorize an exchange of part or all of your investment into shares of the Fund. Class B Shares or Class C Shares of other Delaware Investments(R)Funds may not be  exchanged  into  either  Class of the  Fund.  If you wish to open an account by exchange,  call the Shareholder  Service Center for more information.
All exchanges are subject to the eligibility and minimum  purchase  requirements set forth in the Fund's Prospectus. See "Redemption and Exchange" below for more complete information concerning your exchange privilege.

Investing by Electronic Fund Transfer
     Direct Deposit Purchase Plan:  Investors may arrange for the Fund to accept for  investment,  through an agent bank,  pre-authorized  government  or private recurring  payments.  This method of investment assures the timely credit to the shareholder's account of payments such as social security,  veterans' pension or compensation benefits,  federal salaries,  Railroad Retirement benefits, private payroll  checks,  dividends,  and disability or pension fund  benefits.  It also eliminates the possibility and inconvenience of lost, stolen and delayed checks.

     Automatic   Investing  Plan:   Shareholders  may  make  regular   automatic
investments by authorizing,  in advance,  monthly or quarterly payments directly from their  checking  account for deposit into their Fund account.  This type of investment  will  be  handled  in  either  of  the  following  ways.  (i) if the
shareholder's   bank  is  member  of  the  National   Automated  Clearing  House
Association   ("NACHA"),   the  amount  of  the  periodic   investment  will  be
electronically  deducted from the  shareholder's  checking account by electronic fund transfer ("EFT") and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder's bank is not a member  of NACHA,  deductions  will be made by  pre-authorized  checks, known as Depository  Transfer  Checks.  Should the  shareholder's  bank become a member  of  NACHA  in the  future,  his  or her  investments  would  be  handled electronically through EFT.

                                      * * *

     Minimum  Initial/Subsequent  Investments by EFT: Initial  investments under the Direct  Deposit  Purchase Plan and the Automatic  Investing Plan must be for
$250 or more and  subsequent  investments  under  such  Plans must be for $25 or more. An investor  wishing to take  advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

     Payments to the Fund from the federal government or agencies on behalf of a shareholder  may be credited to the  shareholder's  account  after such payments should have been terminated by reason of death

                                       21

or  otherwise.  Any such  payments  are  subject to  reclamation  by the federal government or its agencies. Similarly, under certain circumstances,  investments from private sources may be subject to reclamation by the transmitting  bank. In the event of a  reclamation,  the Fund may  liquidate  sufficient  shares from a shareholder's  account to reimburse the government or the private source. In the
event  there  are  insufficient  shares  in  the  shareholder's   account,   the
shareholder is expected to reimburse the Fund.

When Orders are Effective
     Transactions in money market instruments in which the Fund invests normally require same day settlement in Federal  Funds.  The Fund intends at all times to be as fully  invested  as  possible in order to  maximize  its  earnings.  Thus, purchase orders will be executed at the NAV next determined  after their receipt by the  Fund or  certain  other  authorized  persons  (see  "Distributor"  under
"Investment  Manager and Other  Service  Providers"  above) only if the Fund has received payment in Federal Funds by wire. Dividends begin to accrue on the next
Business Day (as defined below).  Thus,  investments  effective the day before a weekend  or  holiday  will not accrue  dividends  for that  period but will earn dividends on the next Business Day (as defined below). If, however,  the Fund is given prior notice of Federal Funds wire and an acceptable  written guarantee of timely  receipt from an investor  satisfying  the Fund's  credit  policies,  the purchase will start earning dividends on the date the wire is received.

     If remitted in other than the foregoing manner,  such as by personal check, purchase  orders will be executed as of the close of regular  trading on the New
York Stock Exchange  ("NYSE"),  which is normally 4 p.m.,  Eastern Time, on days when the NYSE is open, on the day on which the payment is converted into Federal
Funds and is  available  for  investment,  normally one Business Day (as defined below) after  receipt of payment.  Conversion  into Federal Funds may be delayed when the Fund  receives  (1) a check  drawn on a  nonmember  bank of the Federal
Reserve,  (2) a check drawn on a foreign bank,  (3) a check payable in a foreign currency, or (4) a check requiring special handling. With respect to investments made other than by wire, the investor becomes a shareholder after declaration of the dividend on the day on which the order is effective.

     Information  on how to  procure  a  negotiable  bank  draft or to  transmit
Federal  Funds by wire is available at any national bank or any state bank which is a member of the Federal  Reserve  System.  Any  commercial  bank can transmit
Federal Funds by wire. The bank may charge the shareholder for these services.

     If a  shareholder  has been  credited  with a purchase  by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the
Fund  will  automatically  redeem  from the  shareholder's  account  the  amount credited by the check plus any dividends earned thereon.

Reinvestment Privilege
     Shareholders  who have acquired  Fund shares  through an exchange of one of the other Delaware  Investments(R)Funds offered with a sales charge and who have redeemed  such shares of the Fund have one year from the date of  redemption  to reinvest  all or part of their  redemption  proceeds  in shares of any  Delaware
Investments(R)Funds,  subject to eligibility and minimum purchase  requirements, in states  where their  shares may be sold,  at NAV  without  payment of a sales charge.  Any such reinvestment  cannot exceed the redemption  proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the
NAV next determined  after receipt of remittance.  A redemption and reinvestment could have  income tax  consequences.  It is  recommended  that a tax advisor be consulted  with respect to such  transactions.  Any  reinvestment  directed to a
Delaware Investments(R)Fund in which the investor does not then have an account,
will  be  treated  like  all  other  initial   purchases  of  a  fund's  shares.
Consequently,  an investor  should obtain and read  carefully the Prospectus for the fund in which the  investment  is intended to be made  before  investing  or sending money. The Prospectus contains more complete information about the fund, including charges and expenses.

                                       22

Reinvestment of Dividends in Other Delaware Investments Funds
     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below,  shareholders  may  automatically  reinvest
dividends  and/or  distributions  in  any  other  Delaware   Investments(R)Fund,
including  the Fund,  in states where its shares may be sold.  Such  investments will be at NAV at the close of business  on the  reinvestment  date  without any front-end sales charge or service fee. The shareholder  must notify the Transfer
Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested.  Any reinvestment directed to a fund in which the investor does not then have an account, will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.  The prospectus  contains more complete information about the fund, including charges and expenses.

     Dividends  from the shares of each Class may be reinvested in shares of any other Delaware Investments(R)Fund,  other than Class B Shares and Class C Shares of Delaware Investments(R)Funds that offer such classes of shares.

MoneyLineSM On Demand
     You or your investment dealer may request purchases of Fund shares by phone using MoneyLineSM On Demand. When you authorize the Fund to accept such requests from  you or  your  investment  dealer,  funds  will  be  withdrawn  (for  share purchases) from your pre-designated bank account. Your request will be processed the same day if you call prior to 4 p.m.,  Eastern time.  There is a $25 minimum and $100,000 maximum limit for MoneyLineSM On Demand transactions.

     It  may  take  up  to  four  Business  Days  (as  defined  below)  for  the transactions  to be  completed.  You can initiate  this service by completing an
Account  Services  form.  If your name and address are not identical to the name and address on your Fund account, you must have your signature  guaranteed.  The
Fund does not  charge a fee for this  service;  however,  your bank may charge a fee.

Wealth Builder Option
     Shareholders  can use the  Wealth  Builder  Option  to  invest  in the Fund through  regular  liquidations  of shares in their  accounts  in other  Delaware
Investments(R)Funds. Shareholders of the Fund may also elect to invest in one or more of the other mutual funds  available from the Delaware  Investments(R)Funds through the Wealth Builder Option.

     Under this automatic  exchange program,  shareholders can authorize regular monthly  investments  (minimum  of $100 per fund) to be  liquidated  from  their account and  invested  automatically  into other  Delaware  Investments(R)Funds, subject to the conditions and limitations set forth in the Prospectuses and this
Part B. The  investment  will be made on the 20th day of each month (or,  if the fund selected is not open that day, the next Business Day (as defined below)) at the public  offering  price or NAV, as  applicable,  of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

     Periodic  investment  through  the Wealth  Builder  Option  does not insure profits or protect against losses in a declining  market.  The price of the fund into which  investments are made could  fluctuate.  Since this program  involves continuous investment regardless of such fluctuating value,  investors selecting this option should consider their  financial  ability to continue to participate in the program through periods of low fund share prices.  This program  involves automatic  exchanges  between  two or more fund  accounts  and is  treated  as a purchase  of shares of the fund into  which  investments  are made  through  the program. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

Asset Planner

                                       23

     The Fund  previously  offered the Asset Planner asset  allocation  service.
This  service is no longer  offered for the Fund.  Please  call the  Shareholder
Service Center at 800 523-1918 if you have any questions regarding this service.

Account Statements
     You will  receive  quarterly  statements  of your account  summarizing  all transactions during the period.  Accounts in which there has been activity other than a  reinvestment  of dividends will receive a monthly  statement  confirming each transaction.

--------------------------------------------------------------------------------
                 DETERMINING OFFERING PRICE AND NET ASSET VALUE
--------------------------------------------------------------------------------

     The  offering  price of shares is the NAV per share  next to be  determined after an order is received and becomes  effective.  There is no front-end  sales charge.

     Orders for  purchases  and  redemptions  will be  effected  at the NAV next computed  after the receipt of Federal  Funds  provided they are received by the close of regular trading on the NYSE,  which is normally 4 p.m.  Eastern Time on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday  throughout the year (each a "Business Day") except for days when the following  holidays are observed:  New Year's Day, Martin Luther King, Jr.'s
Birthday,  Presidents' Day, Good Friday,  Memorial Day,  Independence Day, Labor
Day,  Thanksgiving  and  Christmas.  When the  NYSE is  closed,  the  Fund  will generally  be closed,  pricing  calculations  will not be made and  purchase and redemption  orders  will  not be  processed.  In the  event  of  changes  in SEC requirements  or the Fund's  change in time of closing,  the Fund  reserves  the right to price at a  different  time,  to price more often than once daily or to make the offering price effective at a different time.

     The NAV per  share  for  each  share  class of the  Fund is  calculated  by subtracting the liabilities of each class from its total assets and dividing the resulting  number by the number of shares  outstanding for that class.  Expenses and fees are  accrued  daily.  In  determining  the  Fund's  total  net  assets, portfolio securities are valued at amortized cost.

     The Board of Trustees has adopted  amortized cost procedures to monitor and stabilize the price per share. Calculations are made each day to compare part of the Fund's value with the market value of instruments of similar  character.  At regular  intervals  all  issues in the  portfolio  are  valued at market  value.
Securities maturing in more than 60 days are valued more frequently by obtaining market  quotations  from market  makers.  The  portfolio  will also be valued by market  makers at such other times as is felt  appropriate.  In the event that a deviation  of more  than 1/2 of 1% exists  between  the  Fund's  $1.00 per share offering and  redemption  prices and the NAV  calculated  by reference to market quotations,  or if there is any other  deviation  which  the  Board of  Trustees believes would result in a material dilution to shareholders or purchasers,  the
Board of  Trustees  will  promptly  consider  what  action,  if any,  should  be initiated, such as changing the price to more or less than $1.00 per share.

     Each Class of the Fund will bear,  pro-rata,  all of the common expenses of the Fund. The NAVs of all  outstanding  shares of each Class of the Fund will be
computed  on  a  pro-rata  basis  for  each  outstanding   share  based  on  the
proportionate  participation  in the Fund  represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata  basis by each  outstanding  share of a Class,  based on each  Class'
percentage  in the Fund  represented  by the value of  shares  of such  Classes, except  that  Class A Shares  will  not  incur  any of the  expenses  under  the
Consultant Class Shares' Rule 12b-1 Plan. The Consultant Class Shares alone will bear the Rule 12b-1 Plan expenses  payable  under its Plan.  Due to the specific distribution  expenses and other costs that will be allocable to each Class, the dividends paid to each Class of the Fund may vary. However, the NAV per share of each Class is expected to be equivalent.

                                       24

--------------------------------------------------------------------------------
                             REDEMPTION AND EXCHANGE
--------------------------------------------------------------------------------

General Information
     Certain  expedited  redemption  methods  described below are available when stock  certificates have not been issued. If stock certificates have been issued for  shares  being  redeemed,  they must  accompany  the  written  request.  For redemptions  of  $100,000  or less paid to the  shareholder  at the  address  of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than  $100,000,  or if payment is made to someone else or to another address, signatures of all record owners and a signature guarantee are required.
Each signature guarantee must be supplied by an eligible guarantor  institution.
The Fund  reserves  the right to reject a  signature  guarantee  supplied  by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations,  executors,  retirement plans,  administrators, trustees or guardians.  The redemption  price is the NAV next  calculated  after receipt of the redemption request in good order. See "Determining Offering Price and Net Asset Value" above for time of calculation of NAV.

     Exchanges   are   subject   to   the    requirements   of   each   Delaware
Investments(R)Fund  and all exchanges of shares constitute  taxable events.  All exchanges are subject to the eligibility and minimum  purchase  requirements set
forth  in  each  Delaware  Investments(R)  Fund's  Prospectus.   Any  applicable
front-end sales charge will apply to exchanges from this Fund or any other money market fund to other  non-money  market funds,  except for  exchanges  involving assets that were  previously  invested in a fund with a front-end  sales  charge and/or transfers involving the reinvestment of dividends. Shares of the Fund may not be  exchanged  for  Class B Shares  or Class C Shares  that are  offered  by certain other Delaware Investments(R)Funds.  Shares acquired in an exchange must be registered in the state where the acquiring shareholder resides.

     All  exchanges  involve a  purchase  of  shares of the fund into  which the exchange is made. As with any purchase,  an investor should obtain and carefully read that fund's Prospectus before buying shares in an exchange.  The Prospectus contains  more  complete  information  about the  Fund,  including  charges  and expenses.

     Your shares will be redeemed or  exchanged at a price based on the NAV next determined  after the Fund  receives  your  request in good order.  For example, redemption  or  exchange  requests  received  in good  order  after the time the offering price of shares is determined, as noted above, will be processed on the next  Business  Day.  Redemption  proceeds  will  be  distributed  promptly,  as described  below,  but not later than seven days after  receipt of a  redemption request. The Fund reserves the right to reject a written or telephone redemption request  or delay  payment  of  redemption  proceeds  if there has been a recent change to the shareholder's address of record.

     Except as noted below, for a redemption  request to be in "good order," you must provide your account number, account registration,  and the total number of shares or dollar amount of the transaction.  For exchange requests you must also provide the name of the Delaware  Investments(R)Fund in which you want to invest the proceeds.  Exchange  instructions and redemption  requests must be signed by the record  owner(s)  exactly as the shares are  registered.  You may  request a redemption  or an  exchange  by calling the  Shareholder  Service  Center at 800
523-1918.  The Fund may  suspend,  terminate  or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

     If a  shareholder  has been  credited  with a purchase  by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the
Fund  will  automatically  redeem  from the  shareholder's  account  the  shares purchased by the check plus any dividends  earned thereon.  Shareholders  may be responsible for any losses to the Fund or to the Distributor.

                                       25

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays,  or trading thereon is restricted or an  emergency  exists as a result of which  disposal  by the Fund of  securities owned by it is not reasonably  practical,  or it is not reasonably practical for the Fund fairly to value its assets,  or in the event that the SEC has  provided for such  suspension for the protection of  shareholders,  the Fund may postpone payment or suspend the right of  redemption  or  repurchase.  In such case,  the shareholder  may withdraw the request for  redemption  or leave it standing as a request for redemption at the NAV next determined  after the suspension has been terminated.

     The Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest  effectively in accordance  with its investment  objectives and policies,  or would otherwise potentially be adversely affected. A shareholder's purchase  exchanges  may be  restricted  or  refused  if the  Fund  receives  or anticipates  simultaneous  orders affecting  significant  portions of the Fund's assets.

                                      * * *

     The Fund has made available  certain  redemption  privileges,  as described below.  The Fund  reserves  the right to suspend or  terminate  these  expedited payment procedures upon 60 days' written notice to shareholders.

Checkwriting Feature
     Shareholders holding shares for which certificates have not been issued may request on the investment  application  that they be provided with special forms of checks  which may be issued to redeem  their  shares by drawing on the Fund's account  with the Fund's  bank.  Normally,  it takes two weeks from the date the shareholder's  initial  purchase  check  clears to  receive  the first  order of checks.  The use of any form of check  other than the  Fund's  check will not be permitted unless approved by the Fund.

     The use of redemption checks is subject to the following requirements:

     (i) These  redemption  checks must be made  payable in an amount of $500 or more.

     (ii) Checks must be signed by the  shareholder(s) of record or, in the case of an organization, by the authorized person(s). If registration is in more than one name,  unless  otherwise  indicated on the  investment  application  or your checkwriting  authorization  form,  these  checks  must be signed by all  owners before the Fund will honor  them.  Shareholders  using  redemption  checks  will continue to be entitled to distributions paid on those shares up to the time the checks are presented for payment.

     (iii) If a  shareholder  who  recently  purchased  shares by check seeks to redeem all or a portion of those shares through the  Checkwriting  Feature,  the
Fund will not honor the redemption request unless it is reasonably  satisfied of the collection of the investment  check. A hold period against a recent purchase may be up to but not in  excess  of 15 days,  depending  upon the  origin of the investment check.

     (iv) If the  amount of the check is  greater  than the value of the  shares held  in  the  shareholder's  account,  the  check  will  be  returned  and  the shareholder's bank may charge a fee.

     In  addition,  these  checks  may not be used to close  accounts.  The Fund reserves  the right to revoke  the  Checkwriting  Feature  of  shareholders  who overdraw their accounts or if, in the opinion of management,  such revocation is in the Fund's best interest.

     Shareholders  will be  subject  to bank  rules  and  regulations  governing similar accounts. This service may be terminated or suspended at any time by the bank,  the Fund or the Fund's  Transfer  Agent.  The Fund and the Transfer Agent
will not be responsible for the inadvertent processing of post-dated

                                       26

checks or checks  more than six  months  old.  Shareholders  needing a copy of a redemption check can contact the Transfer Agent at 800 523-1918.

     Stop-Payment  Requests:  Investors  may request a stop payment on checks by providing the Fund with a written  authorization to do so. Oral requests will be accepted provided that the Fund promptly receives a written authorization.  Such requests  will remain in effect for six months unless  renewed or canceled.  The
Fund will use its best efforts to effect stop-payment instructions, but does not promise or guarantee that such instructions will be effective.

Written Redemption
     You can write to the Fund at 2005 Market Street, Philadelphia,  PA 19103 to
redeem some or all of your  shares.  The request must be signed by all owners of the account or your  investment  dealer of record.  For redemptions of more than
$100,000, or when the proceeds are not sent to the shareholder(s) at the address of record,  the Fund  requires a  signature  by all owners of the  account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial  bank,  a  trust  company  or a  member  of the  Securities  Transfer
Association  Medallion  Program.  A signature  guarantee cannot be provided by a notary public.  A signature  guarantee is designed to protect the  shareholders, the Fund and its  agent  from  fraud.  The Fund  reserves  the right to reject a signature  guarantee  supplied by an institution based on its  creditworthiness.
The  Fund  may  require  further  documentation  from  corporations,  executors, retirement plans, administrators, trustees or guardians.

     The  redemption  request is  effective  when it is  received in good order.
Payment is normally mailed the next business day after receipt of the redemption request. If your Class A or Consultant Class shares are in certificate form, the
certificate(s)   must  accompany  your  request  and  also  be  in  good  order.
Certificates  are  issued for shares  only if a  shareholder  submits a specific request.

Written Exchange
     You may also write to the Fund (at 2005  Market  Street,  Philadelphia,  PA
19103-7094)  to request an exchange  of any or all of your  shares into  another mutual  fund  in  Delaware  Investments,  subject  to the  same  conditions  and limitations as other exchanges noted above.

Telephone Redemption and Exchange
     To get the added  convenience  of the  telephone  redemption  and  exchange methods,  you must have the Transfer Agent hold your shares (without charge) for you.  If you hold your  Class A Shares in  certificate  form,  you may redeem or exchange only by written request and you must return your certificates.

     Telephone  Redemption:  "Check to Your  Address of Record"  service and the
"Telephone   Exchange"   service,   both  of  which  are  described  below,  are
automatically  provided  unless you  notify the Fund in writing  that you do not wish to have such  services  available  with respect to your  account.  The Fund reserves the right to modify,  terminate  or suspend  these  procedures  upon 60 days' written notice to  shareholders.  It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

     Neither the Fund nor its Transfer Agent is responsible  for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange  of Fund shares  which are  reasonably  believed  to be  genuine.  With respect  to  such  telephone  transactions,  the  Fund  will  follow  reasonable procedures to confirm that  instructions  communicated  by telephone are genuine
(including  verification  of a form of personal  identification)  as, if it does not,  the  Fund or the  Transfer  Agent  may be  liable  for any  losses  due to unauthorized or fraudulent  transactions.  Telephone  instructions are generally tape  recorded,  and a written  confirmation  will be provided for all purchase, exchange and  redemption  transactions  initiated by  telephone.  By  exchanging shares by telephone, you are acknowledging prior receipt of

                                       27

a prospectus for the fund into which your shares are being exchanged.

     Telephone  Redemption  - Check to Your  Address  of Record:  The  Telephone
Redemption  feature  is a quick and easy  method to redeem  shares.  You or your investment  dealer of record can have  redemption  proceeds  of $100,000 or less mailed  to you at  your  address  of  record.  Checks  will  be  payable  to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

     Telephone Redemption - Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be  transferred  to your  pre-designated  bank account by wire or by check.  You should  authorize  this service when you open your  account.  If you change your pre-designated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file.  If you  request a wire,  your funds will  normally be sent the next
Business Day. If the proceeds are wired to the  shareholder's  account at a bank which is not a member of the Federal Reserve  System,  there could be a delay in the crediting of the funds to the  shareholder's  bank account.  A bank wire fee may be  deducted  from  redemption  proceeds.  If you ask for a  check,  it will normally  be mailed  the next  Business  Day after  receipt  of your  redemption request to your pre-designated bank account. There are no separate fees for this redemption  method,  but the mailing a check may delay the time it takes to have your redemption proceeds credited to your  pre-designated  bank account.  Simply call the Shareholder Service Center prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange
     The Telephone  Exchange feature is a convenient and efficient way to adjust
your  investment   holdings  as  your  liquidity   requirements  and  investment
objectives  change.  You or your  investment  dealer of record can exchange your shares  into other  Delaware  Investments(R)Funds  under the same  registration, subject to the same  conditions and  limitations as other exchanges noted above.
Telephone  exchanges  are subject to the  requirements  of the Fund as described above.  Telephone  exchanges  may be  subject  to  limitations  as to amounts or frequency.

     The  telephone   exchange   privilege  is  intended  as  a  convenience  to
shareholders  and is not  intended to be a vehicle to  speculate  on  short-term swings in the securities market through frequent  transactions in and out of the
Delaware Investments(R)Funds.  Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record  exchange  instructions  received  by  telephone  and to reject  exchange requests at any time in the future.

MoneyLineSM On Demand
     You or your  investment  dealer may request  redemptions  of Fund shares by phone using  MoneyLineSM  On Demand.  When you authorize the Fund to accept such requests  from you or your  investment  dealer,  funds will be deposited to (for share  redemptions)  your  pre-designated  bank  account.  Your  request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLineSM On Demand transactions.

     It may take up to four Business Days for the  transactions to be completed.
You can initiate this service by completing  an Account  Services  form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Systematic Withdrawal Plan
     Shareholders  who  own or  purchase  $5,000  or more of  shares  for  which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly  withdrawals  of $25 or more or  quarterly  withdrawals  of $75 or more, although the Fund does not recommend any specific  amount of withdrawal.

                                       28

Shares  purchased with the initial  investment and through  reinvestment of cash dividends and realized securities profits  distributions will be credited to the shareholder's  account,  and  sufficient  full  and  fractional  shares  will be redeemed at the NAV  calculated on the third  Business Day preceding the mailing date.

     Checks are dated  either the 1st or the 15th of the month,  as  selected by the  shareholder  (unless  such date falls on a holiday  or a  weekend)  and are normally  mailed within two Business Days.  Both ordinary  income  dividends and realized  securities profits  distributions will be automatically  reinvested in additional  shares  of a Class  at NAV.  This  plan is not  recommended  for all investors  and  should  be  started  only  after  careful  consideration  of its operation and effect upon the investor's savings and investment  program. To the extent  that  withdrawal  payments  from the plan  exceed any  dividends  and/or realized  securities  profits  distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital and the share balance may in time be depleted, particularly in a declining market.

     The sale of shares for withdrawal payments constitutes a taxable event, and a shareholder  may incur a capital gain or loss for federal income tax purposes, although the Fund expects to maintain a fixed NAV. If there were a gain or loss, it would be long-term  or  short-term  depending  on the holding  period for the specific shares liquidated.

     An investor wishing to start a Systematic  Withdrawal Plan must complete an authorization  form. If the recipient of Systematic  Withdrawal Plan payments is other than the  registered  shareholder,  the  shareholder's  signature  on this authorization must be guaranteed.  Each signature  guarantee must be supplied by an  eligible  guarantor  institution.  The Fund  reserves  the right to reject a
signature   guarantee   supplied  by  an  eligible   institution  based  on  its
creditworthiness. This plan may be terminated by the shareholder or the Transfer
Agent at any time by giving written  notice.  Shareholders  should consult their financial  advisors to determine  whether a Systematic  Withdrawal Plan would be suitable for them.

     Systematic  Withdrawal  Plan  payments are normally  made by check.  In the alternative,  you may elect to have  your  payments  transferred  from your Fund account to your  pre-designated  bank  account  through the  MoneyLineSM  Direct
Deposit Service. Your funds will normally be credited to your bank account up to four Business  Days after the payment date.  There are no separate fees for this redemption  method. It may take up to four Business Days for the transactions to be completed.  You can initiate  this service by completing an Account  Services form. If your name and address are not identical to the name and address on your
Fund account, you must have your signature guaranteed.  The Fund does not charge a fee for this service; however, your bank may charge a fee. This service is not available for retirement plans.

     Shareholders  should  consult  with their  financial  advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

                                      * * *

Small Accounts
     Before the Fund  involuntarily  redeems  shares  from an  account  that has remained below the minimum  amounts  required by the Prospectus and this Part B, the shareholder  will be notified in writing that the value of the shares in the account is less than the  required  minimum  amounts and will be allowed 60 days from the date of notice to make an  additional  investment  to meet the required minimum.  If no such action is taken by the  shareholder,  the proceeds  will be sent to the shareholder.  Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption.

                                       29

--------------------------------------------------------------------------------
                             DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Distributions

     The Fund  declares a  dividend  from its net  investment  income on a daily basis to  shareholders of record of each Class of Fund shares at the time of the previous  calculation  of the Fund's  net asset  value each day that the Fund is open for business. The amount of net investment income will be determined at the time the  offering  price  (net asset  value) is  determined  and shall  include investment  income  accrued,  less the  estimated  expenses of the Fund incurred since  the last  determination  of net  asset  value.  Gross  investment  income consists  principally of interest  accrued and, where  applicable,  net pro-rata amortization  of  premiums  and  discounts  since  the last  determination.  The dividend declared,  as noted above, will be deducted  immediately before the net asset value  calculation is made.  See Offering  Price.  Net  investment  income earned on days when the Fund is not open will be  declared  as a dividend on the next business day.

     Each  class  of  shares  of the  Fund  will  share  proportionately  in the investment  income and expenses of the Fund, except that Consultant Class Shares may incur  distribution  fees under its 12b-1 Plan. The Board of Trustees of the
Fund suspended 12b-1 Plan payments from the assets of Consultant Class Shares to the Distributor effective June 1, 1990. See Plan Under Rule 12b-1 for Consultant
Class Shares.

     Purchases of Fund shares by wire begin  earning  dividends  when  converted into Federal funds and available for investment,  normally the next business day after receipt.  However, if the Fund is given prior notice of Federal Funds wire and  an  acceptable  written  guarantee  of  timely  receipt  from  an  investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received.  Investors desiring to guarantee wire payments must have an  acceptable  financial  condition  and  credit  history in the sole discretion of the Fund.  The Fund reserves the right to terminate this option at any time.  Purchases by check earn dividends  upon  conversion to Federal funds, normally one business day after receipt.

     Payment of dividends  will be made  monthly.  Dividends  are  automatically reinvested in  additional  shares of the same Class of the Fund at the net asset value in effect on the payable date,  which  provides the effect of  compounding dividends,  unless  the  election  to receive  dividends  in cash has been made.
Payment  by check of cash  dividends  will  ordinarily  be mailed  within  three business days after the payable date. Dividend payments of $1.00 or less will be automatically  reinvested,  notwithstanding a shareholder's  election to receive dividends in cash. If such a  shareholder's  dividends  increase to greater than
$1.00,  the  shareholder  would  have to file a new  election  in order to begin receiving  dividends in cash again. If a shareholder  redeems an entire account, all  dividends  accrued to the time of the  withdrawal  will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule  described above. Any check in payment of dividends or other  distributions  which  cannot be  delivered  by the United  States Post
Office  or which  remains  uncashed  for a period  of more  than one year may be reinvested in the shareholder's  account at the then-current net asset value and the dividend  option may be changed  from cash to reinvest.  The Fund may deduct from a  shareholder's  account  the  costs  of the  Fund's  effort  to  locate a shareholder if a  shareholder's  mail is returned by the Post Office or the Fund is  otherwise  unable to locate  the  shareholder  or verify  the  shareholder's mailing  address.  These costs may include a  percentage  of the account  when a search company charges a percentage fee in exchange for their location services.
To the  extent  necessary  to  maintain a $1.00 per share net asset  value,  the
Fund's  Board of Trustees  will  consider  temporarily  reducing  or  suspending payment of daily  dividends,  or making a  distribution  of realized  securities profits  or other  distributions  at the time the net asset  value per share has changed.

     Short-term  realized securities profits or losses, if any, may be paid with the daily  dividend.  Any such profits not so paid will be distributed  annually during the first quarter following the close of the fiscal

                                       30

year. See Account Statements under Purchasing Shares.  Information as to the tax status of dividends will be provided annually.

     If you  elect to take your  dividends  and  distributions  in cash and such dividends and  distributions are in an amount of $25 or more, you may choose the
MoneyLine (SM) Direct Deposit  Service and have such payments  transferred  from your Fund account to your  predesignated  bank  account.  It may take up to four business  days for the  transactions  to be  completed.  You can  initiate  this service by completing an Account Services form. If your name and address are not identical  to the name and  address  on your  Fund  account,  you must have your signature guaranteed.  The Fund does not charge a fee for this service; however, your bank may charge a fee.

Taxes

Distributions Of Net Investment Income
     The  Fund  receives  income  generally  in  the  form  of  interest  on its investments.  This income,  less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you.

     By meeting  certain  requirements  of the Code,  the Fund  qualifies to pay exempt-interest  dividends to you.  These  dividends  are derived from  interest income  exempt from regular  federal  income tax, and are not subject to regular federal  income tax when they are paid to you. In  addition,  to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political  subdivisions,  or from interest on  qualifying  U.S.  territorial obligations  (including  qualifying  obligations of Puerto Rico, the U.S. Virgin
Islands and Guam),  they also may be exempt from that  state's  personal  income taxes.  Most states,  however,  do not grant  tax-free  treatment to interest on state and municipal securities of other states.

Dividends From Taxable Income
     The Fund may earn taxable income from many sources,  including  income from temporary  investments,  discount from stripped  obligations  or their  coupons, income from securities loans or other taxable transactions,  and ordinary income from the sale of market discount bonds. Any  distributions by the Fund from this income will be taxable to you as ordinary  income,  whether you receive  them in cash or in additional shares.

Distributions Of Capital Gain
     The Fund may  realize a capital  gain or loss in  connection  with sales or
other  dispositions  of  its  portfolio   securities.   Distributions  from  net
short-term capital gain will be taxable to you as ordinary income. Distributions from net  long-term  capital  gain will be taxable to you as  long-term  capital gain,  regardless  of how long you have  held your  shares in the Fund.  Any net capital gain realized by the Fund generally will be distributed  once each year, and may be distributed  more  frequently,  if necessary,  to reduce or eliminate excise or income taxes on the Fund.

Maintaining a $1 share price
     Gains  and  losses  on the  sale of  portfolio  securities  and  unrealized appreciation or  depreciation  in the value of these  securities may require the
Fund to adjust its dividends to maintain its $1 share price.  This procedure may result in under- or over-distributions by the Fund of its net investment income.

Information On The Amount And Tax Character Of Distributions
     The Fund will inform you of the amount of your taxable  ordinary income and capital gain  dividends at the time they are paid,  and will advise you of their tax  status  for  federal  income  tax  purposes  shortly  after the end of each calendar year,  including the portion of the  distributions  that on average are comprised of taxable  income or interest  income that is a tax  preference  item when determining your alternative  minimum tax. The Tax Increase  Prevention and
Reconciliation Act of 2005, signed into law on

                                       31

May 17,  2006,  requires  that  tax-exempt  interest  income be  reported  on an information  return  in the same  manner  as  taxable  interest,  effective  for interest  paid after  December 31, 2005.  If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable,  tax-exempt or tax  preference  income,  a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions  declared by the Fund in December but paid in
January are taxed to you as if made in December.

Election To Be Taxed As A Regulated Investment Company
     The Fund has elected to be treated as a regulated  investment company under
Subchapter M of the Internal  Revenue Code and intends to so qualify  during the current fiscal year. As a regulated  investment company, the Fund generally pays no federal  income tax on the income and gains it  distributes to you. The Board of  Trustees  reserves  the right not to  distribute  the Fund's  net  long-term capital  gain or not to maintain  the  qualification  of the Fund as a regulated investment  company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain,  and  shareholders  would be notified  that they are  entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as  dividend  income to the  extent of such  Fund's  earnings  and profits.

     In order to qualify as a regulated  investment  company for federal  income tax purposes, the Fund must meet certain specific requirements, including:

     (i) The Fund must maintain a diversified  portfolio of securities,  wherein no security, including the securities of a qualified publicly traded partnership
(other  than  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 25% of the Fund's  total  assets,  and,  with respect to 50% of the Fund's total assets,  no  investment  (other than cash and cash  items,  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 5% of the Fund's  total  assets or 10% of the outstanding voting securities of the issuer;

     (ii) The Fund must derive at least 90% of its gross income from  dividends, interest,  payments  with respect to  securities  loans,  gains from the sale or disposition of stock, securities or foreign currencies,  or other income derived with  respect  to its  business  of  investing  in such  stock,  securities,  or currencies,  and net income  derived  from an interest  in a qualified  publicly traded partnership; and

     (iii)  The Fund must  distribute  to its  shareholders  at least 90% of its investment  company  taxable  income and net  tax-exempt  income for each of its fiscal years.

Excise Tax Distribution Requirements
     As a regulated  investment company,  the Fund is required to distribute its income and gains on a calendar year basis,  regardless of the Fund's fiscal year end as follows:

     Required  Distributions.  To avoid federal excise taxes,  the Code requires the Fund to  distribute  to you by December 31 of each year,  at a minimum,  the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the  twelve-month  period ending  October 31; and 100% of any  undistributed  amounts from the prior year.
The Fund intends to declare and pay these  distributions  in December (or to pay them in January,  in which case you must treat them as received in December) but can give no assurances  that its  distributions  will be sufficient to eliminate all taxes.

     Post-October  Losses.   Because  the  periods  for  measuring  a  regulated
investment  company's  income are  different  for excise and income tax purposes special rules are required to protect the amount of earnings and profits  needed to support excise tax distributions. For instance, if a regulated investment

                                       32

company that uses October 31st as the measurement  period for paying out capital gain net income  realizes  a net  capital  loss after  October 31 and before the close of its taxable year, the fund likely would have insufficient  earnings and profits for that taxable year to support the dividend  treatment of its required distributions  for that  calendar  year.  Accordingly,  the Fund is permitted to elect to treat net capital  losses  realized  between  November 1 and its fiscal year end of April 30 ( "post-October loss") as occurring on the first day of the following tax year (i.e., May 1).

Sales, Exchanges and Redemption of Fund Shares
     Sales,  exchanges and redemptions  (including  redemptions in kind) of Fund shares are taxable  transactions  for federal and state income tax purposes.  If you redeem your Fund  shares,  the IRS will  require that you report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize  will be a capital  gain or loss and will be  long-term or short-term, generally depending on how long you held your shares.

     Redemptions  at a Loss Within Six Months of Purchase.  Any loss incurred on the  redemption  or  exchange  of  shares  held for six  months  or less will be disallowed  to the  extent  of any  exempt-interest  dividends  paid to you with respect  to your  Fund  shares,  and any  remaining  loss will be  treated  as a long-term  capital loss to the extent of any long-term  capital gain distributed to you by the Fund on those shares.

     Wash Sales.  All or a portion of any loss that you realize on a  redemption of your Fund shares will be  disallowed  to the extent that you buy other shares in the Fund  (through  reinvestment  of dividends or  otherwise)  within 30 days before or after your share  redemption.  Any loss  disallowed  under these rules will be added to your tax basis in the new shares.

U.S. Government Securities
     The income  earned on certain  U.S.  government  securities  is exempt from state and local  personal  income taxes if earned  directly by you.  States also grant tax-free  status to mutual fund dividends paid to you from interest earned on these securities,  subject in some states to minimum  investment or reporting requirements  that  must be met by a fund.  The  income on Fund  investments  in certain securities, such as repurchase agreements,  commercial paper and federal
agency-backed   obligations  (e.g.,  Ginnie  Mae  and  Fannie  Mae  securities), generally  does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income For Individuals
     Because the Fund's income is derived  primarily  from interest  rather than dividends,  none of its  distributions  are  expected to be  qualified  dividend income eligible for taxation by individuals at long-term capital gain rates.

Dividends-Received Deduction For Corporations
     Because the Fund's income is derived  primarily  from interest  rather than dividends,  none of its  distributions are expected to qualify for the corporate dividends-received deduction.

Investment In Complex Securities
     The Fund may invest in complex  securities  that may be subject to numerous special and complex tax rules.  These rules could  affect  whether  gain or loss recognized  by the Fund is treated as  ordinary  or  capital,  or as interest or dividend income. These rules could also accelerate the recognition of income, or defer losses, to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions).  These rules could, therefore, affect the amount,  timing, or character of the income  distributed to you by the Fund. For example:

     Derivatives. The Fund is permitted to invest in certain options and futures contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains

                                       33

and  losses  at its  fiscal  year  end  even  though  it  continues  to hold the contracts.  Under these rules, gains or losses on the contracts  generally would be treated as 60% long-term and 40% short-term  gains or losses.  In determining its net  income  for excise tax  purposes,  the Fund also would be  required  to mark-to-market  these contracts  annually as of October 31 (for capital gain net income)  and  December  31 (for  taxable  ordinary  income),  and to realize and distribute any resulting income and gains.

     Tax straddles. The Fund's investment in options and futures contracts could cause the Fund to hold offsetting positions in securities. If the Fund's risk of loss with  respect to specific  securities  in its  portfolio  is  substantially diminished by the fact that it holds other securities,  the Fund could be deemed to have entered into a tax  "straddle"  or to hold a "successor  position"  that would require any loss realized by it to be deferred for tax purposes.

Alternative Minimum Tax
     Interest on certain  private  activity  bonds,  while  exempt from  regular federal  income  tax,  is a  preference  item  for  you  when  determining  your alternative  minimum tax under the Code and under the income tax  provisions  of several states.  Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes,  depending on your personal or corporate tax position.  If you are a person  defined in the
Code as a substantial user (or person related to a user) of a facility  financed by private  activity  bonds,  you should  consult  with your tax advisor  before buying shares of the Fund.

Treatment Of Interest On Debt Incurred To Hold Fund Shares
     Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

Loss Of Status Of Securities As Tax-Exempt
     Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security,  as well as Fund distributions  derived from this interest,  to become taxable, perhaps retroactively to the date the security was issued.

Backup Withholding
     By law,  the Fund must  withhold a portion of your  taxable  dividends  and sales proceeds unless you:

o    provide your correct social security or taxpayer identification number,
o    certify that this number is correct,
o    certify that you are not subject to backup withholding, and
o    certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS  instructs it to do so. When  withholding is  required,  the amount will be 28% of any  dividends  or proceeds  paid.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.

Non-U.S. Investors
     Non-U.S.  Investors may be subject to U.S.  withholding  and estate tax and are subject to special  U.S. tax  certification  requirements.  Foreign  persons
should  consult  their  tax  advisors  about  the   applicability  of  U.S.  tax
withholding and the use of the appropriate forms to certify their status.

     In general.  The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

     Exempt Interest Dividends.  Exempt-interest  dividends from interest earned on municipal securities are not subject to U.S. withholding tax.

                                       34

     Capital Gain  Dividends & Short-Term  Capital Gain  Dividends.  In general, capital gain  dividends  paid by the Fund from either  long-term  or  short-term capital  gains (other than gain  realized on  disposition  of U.S. real property interests) are not subject to U.S.  withholding tax unless you are a nonresident alien  individual  present  in  the  United  States  for  a  period  or  periods aggregating 183 days or more during the taxable year.

     Interest-Related  Dividends.  Also,  interest-related dividends paid by the
Fund from qualified  interest  income are not subject to U.S.  withholding  tax.
"Qualified interest income" includes,  in general,  U.S. source (1) bank deposit interest,  (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in  registered  form,  unless  it is  earned  on an  obligation  issued  by a corporation or  partnership in which the Fund is a 10-percent  shareholder or is
contingent  interest,  and  (4)  any  interest-related   dividend  from  another
regulated investment company.

     Limitations on Tax Reporting for Interest-Related  dividends and Short-term
Capital Gain dividends for non-U.S. investors. While the Fund makes every effort to disclose any amounts of  interest-related  dividends and  short-term  capital gains distributed to its non-U.S. shareholders,  intermediaries who have assumed tax  reporting  responsibilities  on  these  distributions  may not  have  fully developed  systems that will allow these tax  withholding  benefits to be passed through to them.

     Other.  Ordinary  dividends  paid by the Fund to non-U.S.  investors on the income earned on portfolio  investments in (i) the stock of domestic and foreign corporations,  and (ii) the debt of foreign  issuers  continue  to be subject to
U.S.  withholding  tax. If you hold your Fund shares in  connection  with a U.S.
trade  or  business,  your  income  and  gains  will be  considered  effectively connected  income and taxed in the U.S. on a net basis, in which case you may be required to file a  nonresident  U.S.  income tax  return.  The  exemption  from withholding for short-term capital gain dividends and interest-related dividends paid by the Fund is effective for  dividends  paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

     U.S. Estate Tax. A partial exemption from U.S estate tax may apply to stock in the Fund held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of
the  quarter   immediately   preceding  the  decedent's   death  that  are  debt
obligations,  deposits,  or other  property  that would  generally be treated as situated  outside  the  United  States  if held  directly  by the  estate.  This provision  applies to decedents dying after December 31, 2004 and before January
1, 2008.

     U.S Tax Certification  Rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8BEN provided  without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     This discussion of "DISTRIBUTIONS  AND TAXES" is not intended or written to be used as tax  advice  and does  not  purport  to deal  with  all  federal  tax consequences  applicable to all  categories  of investors,  some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

                                       35

--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     To obtain the Fund's most current performance information,  please call 800
523-1918 or visit www.delawareinvestments.com.

     Performance quotations represent the Fund's past performance and should not be considered as representative  of future results.  The Fund will calculate its performance in accordance  with the  requirements  of the rules and  regulations under the 1940 Act, or any other applicable U.S.  securities law, as they may be revised from time to time by the SEC.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Ernst & Young LLP, which is located at 2001 Market Street, Philadelphia, PA
19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial  statements  contained in the Fund's Annual Report.  The Fund's  Statement of Net Assets,  Statement of
Operations,  Statement of Changes in Net Assets,  Financial Highlights and Notes
to  Financial  Statements,  as well as the  report  of  Ernst & Young  LLP,  the independent  registered  public accounting firm, for the fiscal year ended April
30,  2006,  are  included  in the  Fund's  Annual  Report to  shareholders.  The financial  statements and financial  highlights,  the notes relating thereto and the report of Ernst & Young LLP listed above are  incorporated by reference from the Annual Report into this Part B.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

     As of August 9, 2006, the Trust believes the following  accounts held 5% or more of the  outstanding  shares of the  Fund's  Class A Shares  and  Consultant
Shares:

--------------------- ------------------------------------------------- ------------------ ---------------
Class                 Name and Address of Account                          Share Amount       Percentage
--------------------- ------------------------------------------------- ------------------ ---------------
Class A Shares        Wells Fargo Investments LLC                           4,127,757.760          16.77%
                      625 Marquette Avenue
                      13th Floor
                      Minneapolis, MN  55402-2308
                      ------------------------------------------------- ------------------ ---------------
                      Jeffrey P. Cadwell and Connie Cadwell                 2,823,811.840          11.47%
                      Tenants by the Entirety
                      5321 Westshore Drive
                      New Port Richey, FL  34652-3039
--------------------- ------------------------------------------------- ------------------ ---------------
                      Anderson Custom Processing, Inc.                      1,400,019.420           5.69%
                      36003 Mary Beach Road
                      Pine River, MN  56474-3533
--------------------- ------------------------------------------------- ------------------ ---------------
Consultant Class      Edward J. Nolan and Gertrude J. Nolan JT WROS           142,567.360          25.80%
Shares                739 Hillcrest Avenue
                      Glenside, PA  19039-5407

--------------------- ------------------------------------------------- ------------------ ---------------

                                       36

--------------------- ------------------------------------------------- ------------------ ---------------
                      Gary A. Thomas                                           76,612.380          14.41%
                      14 Circle Drive
                      Camp Hill, PA  17011-2607
--------------------- ------------------------------------------------- ------------------ ---------------
                      Gregory O'Brien and Sharon O'Brien                       47,105.080           8.52%
                      417 Linvill Road
                      Media, PA  19063-5429
--------------------- ------------------------------------------------- ------------------ ---------------

                                       37

--------------------------------------------------------------------------------
                        APPENDIX - DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------

Bonds
     Excerpts from Moody's  description  of its bond ratings:  Aaa--judged to be the best quality.  They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards;  A--possess favorable attributes and are considered  "upper medium" grade  obligations;  Baa--considered  as medium grade obligations.  Interest  payments and principal  security appear adequate for the
present   but   certain   protective   elements   may  be   lacking  or  may  be
characteristically  unreliable over any great length of time; Ba--judged to have speculative elements;  their future cannot be considered as well assured.  Often the  protection of interest and  principal  payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance  of other terms of the contract  over any long period of time may be small; Caa--are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest;  Ca--represent obligations  which are  speculative  in a high degree.  Such issues are often in default or have other marked  shortcomings;  C--the lowest rated class of bonds, and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

     For rating categories Aa to Caa, Moody's includes a 1, 2 or 3 following the rating to designate a high, medium or low rating, respectively

     Excerpts from S&P's  description  of its bond ratings:  AAA--highest  grade obligations;  extremely strong capacity to pay principal and interest;  AA--also qualify as high grade obligations,  and in the majority of instances differ from
AAA issues only in a small  degree;  very strong  capacity to pay  principal and interest;  A--strong ability to pay interest and repay principal;  somewhat more susceptible  to the  adverse  effects of  changing  circumstances  and  economic conditions although more susceptible to changes in circumstances;  BBB--regarded as having an adequate  capacity to pay  interest and repay  principal;  normally exhibit  adequate  protection  parameters,  but adverse  economic  conditions or changing circumstances more likely to lead to weakened capacity to pay principal and  interest  than for  higher-rated  bonds.  BB, B, CCC, CC,  C--regarded,  on balance,  as having significant  speculative  characteristics.  BB indicates the least degree of speculation and C the highest degree of speculation.  While such debt will likely have some  quality and  protective  characteristics,  these are outweighed by large uncertainties or major risk exposures to adverse conditions;
D--in default.

     Plus  (+) or  minus  (-) may be  added  to  ratings  from AA to CCC to show relative standing within the major rating categories.

     Excerpts from Fitch's  description of its ratings:  AAA--ratings denote the lowest expectation of credit risk.  AA--ratings denote a very low expectation of credit risk.  A--ratings  denote a low expectation of credit risk.  BBB--ratings indicate that there is currently a low  expectation of credit risk.  BB--ratings indicate that there is a possibility of credit risk developing,  particularly as the result of adverse economic change over time; however,  business or financial alternatives  may  be  available  to  allow  financial  commitments  to be  met.
B--ratings  indicate  that  significant  credit risk is  present,  but a limited margin of safety remains. CC--ratings indicate that default of some kind appears probable. C--ratings signal imminent default.

                                       A-1

     The  ratings of  obligations  in the  default  category  are based on their prospects  for  achieving  partial  or  full  recovery  in a  reorganization  or
liquidation  of  the  obligor.   While  expected   recovery  values  are  highly
speculative  and cannot be estimated with any precision,  the following serve as general  guidelines.  DDD--obligations  have the highest potential for recovery, around 90% - 100% of  outstanding  amounts and accrued  interest.  DD--indicates potential  recoveries  in the  range  of 50% - 90% and  D--the  lowest  recovery potential, i.e., below 50%.

     Entities  rated in this  category  have  defaulted  on some or all of their obligations.  Entities  rated `DDD' have the highest  prospect for resumption of performance  or  continued  operation  with or  without a formal  reorganization process.  Entities  rated  `DD'  and  `D'  are  generally  undergoing  a  formal reorganization or liquidation process;  those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

Commercial Paper
     Excerpts  from  S&P's  description  of its  two  highest  commercial  paper ratings:  A-1--degree of safety  regarding  timely payment is strong; a plus (+)
sign denotes extremely strong safety  characteristics;  A-2--capacity for timely payment is  satisfactory;  the  relative  degree of safety is not as high as for issuers designated A-1.

     Excerpts  from  Moody's  description  of its two highest  commercial  paper ratings: P-1--superior quality; P-2--strong quality.

     Excerpts from Fitch IBCA, Inc.'s  description of its highest ratings:  F-1+
--Exceptionally  strong quality;  F-1 --Very strong  quality;  F-2 --Good credit quality.

                                       A-2